UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds
Trustees & Officers

Daniel F. Zemanek
Chairman of the Board

Theodore J. Beck
Vice Chairman of the Board

Francis J. Harmon
Trustee

Christopher J. Towle
Trustee

Dawn M. Vroegop
Trustee

Stephen T. Weber
President & Trustee

Robert M. Kurinsky
Vice President & Treasurer

Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President

Anne Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer

Todd M. Young
Secretary

Christina E.H. Algozine
Assistant Secretary

Malinda M. Sanborn
Assistant Treasurer

Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

Annual Report to Shareholders
December 31, 2020

EST. 1982

DRIEHAUS
MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Emerging Markets Opportunities Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Driehaus Small/Mid Cap Growth Fund

Driehaus Event Driven Fund

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://www.driehaus.com/fund-resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with a Fund, by calling 1-800-560-6111.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-560-6111 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds in the Driehaus Mutual Funds if you invest directly with a Fund.

Distributed by:
Foreside Financial Services, LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

0

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned 27.31% and the Institutional class (DIEMX) returned 27.60% for the year ended December 31, 2020. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned 18.31% for the year, while the MSCI Emerging Markets Growth Index returned 31.33%.
2020 was the second consecutive positive year for emerging markets (EM) returns and the fourth positive year out of the last five. Global markets rallied sharply in November after initial vaccine results seemed to exceed expectations, with efficacy rates north of 90%. These positive vaccine results enabled markets to begin discounting a delayed reopening of the global economy in 2021 as new cases continued to rise. On November 9, 2020, the first trading session after the Pfizer vaccine news was released, interest rates spiked higher and there was a violent factor unwind. BofA’s momentum factor index fell 6% on that day, a 10 standard deviation move. Cyclical, value, and EM stocks also benefitted from the rotation this initiated.
Over the course of 2020, security selection within the communication services, health care and information technology sectors contributed to the Fund’s returns versus the Benchmark. From a geographic perspective, security selection in China and Taiwan made key contributions to performance versus the Benchmark in the past year.
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Ticker: TSM-US) was a notable contributor to the Fund’s returns for the year. The company is the largest semiconductor foundry in the world. The company benefitted from robust semiconductor industry demand driven by work-from-home/learn-from-home consumer demand, strong initial sell-through of the new iPhone models, and recovering cyclical demand.
Tencent Holdings Ltd. (Ticker: 700-HK) was also a significant contributor to the Fund’s return. The company is a digital platform and gaming company. The company outperformed as key mobile games posted strong growth and the company saw a recovery in its ad business coming as China rebounded from COVID-19 lockdowns. The company’s third quarter 2020 results beat expectations but stock performance has been muted since, likely due to concerns over government regulation after the government scuttled the Ant Group IPO and announced anti-monopoly proposals.
During 2020, the Fund outperformed versus the Benchmark in all sectors. At the country level, positions in India and Brazil detracted from the Fund’s performance relative to the Benchmark and absolute returns.
Fund holding ICICI Bank Limited Sponsored ADR (Ticker: IBN-US) was a notable detractor from returns. The company is a leading private bank in India. The company was down with the Indian market selloff on the back of COVID-19 fears, after the disorganization of India made containing the virus more challenging and India was particularly short of key supplies and hospital capacity. Stress on the Indian financial funding markets also seemed to contribute to selling of this widely held name.
Another significant detractor from the Fund’s return for the year was Oil Company LUKOIL PJSC Sponsored ADR (Ticker: LKOD-GB). The company is a leading Russian oil and gas producer. The company struggled against the backdrop of a growing oversupply of oil, as mobility trends have struggled to improve throughout the world since the worst of the initial COVID-19-related shock. The company maintains steady production growth and has limited levers to pull to further improve its unit costs. Consequently, the potential for earnings upgrades has diminished, and the Fund exited its position.
Emerging market equities appear well positioned for 2021. The pace of the vaccine rollout and new strains of COVID-19 complicate the short-term outlook, but we perceive several tailwinds in the medium-term. First, EM equities have historically exhibited a strong negative correlation with the U.S. dollar. Second, we expect that a rebound in global growth and trade will provide support to EM economies. Finally, low valuation and light positioning suggest that there is room for further upside.
The U.S. dollar has already depreciated against most major developed and emerging market currency pairs. While there could be some recovery in the currency as domestic growth expectations rebound, we do not expect any such strength to persist. This is principally a function of US monetary and fiscal policy. Additionally, the U.S. dollar sat at an all-time expensive level on a real effective exchange rate (REER) basis as recently as May 2020. Economic growth and trade should eventually normalize as the global economy recovers from COVID-19. In addition to a reopening of the global economy, we further believe that growth will be supported by historically high consumer savings, which are likely to be increased further with more stimulus payments. A shift away from unilateral trade restrictions may also provide further support to the global economy. These dynamics may bolster manufacturing demand and commodity prices, which are critical drivers of emerging economies.

Indeed, macroeconomic data appears to indicate the rebound has already begun. Global manufacturing PMI is in expansionary territory and hit a three-year high at the end of 2020. Exports from Korea and Taiwan, both dependable indicators of global demand, are growing by double-digits on a year-over-year basis. Finally, certain economists expect the GDP of EM countries to expand by 6.2% in 2021, after falling by 2% in 2020.
The third set of factors that could support EM going forward are light positioning and low valuation. 2020 saw the largest outflows in EM since 2008 as risk-aversion increased during the pandemic. The outflows were sharpest in the first half of the year but started to turn positive in November after the vaccine announcements.
We do not expect valuation, absolute or relative, to act as a trigger for EM outperformance on its own. But after a decade of underperformance we think there is substantial headroom for EM to outperform as the global economy rebounds.
Sincerely,

Howard Schwab Lead Portfolio Manager	Chad Cleaver Portfolio Manager	Rich Thies Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund Investor Class (DREGX)	27.31%	10.15%	15.06%	6.50%
Driehaus Emerging Markets Growth Fund Institutional Class (DIEMX)[1]	27.60%	10.39%	15.22%	6.58%
MSCI Emerging Markets Index-N2	18.31%	6.17%	12.81%	3.63%
MSCI Emerging Markets Growth Index-N3	31.33%	10.33%	16.23%	6.21%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 95.18%
FAR EAST — 71.13%
China — 36.83%
AIA Group Ltd.	1,987,570	$24,356,062
Airtac International Group	582,203	18,648,398
Alibaba Group Holding Ltd. *	563,450	16,905,426
Alibaba Group Holding Ltd. - SP ADR 1,*	324,156	75,440,826
Alibaba Health Information Technology Ltd. *	2,333,940	6,894,237
China Feihe Ltd. [2]	2,908,076	6,812,125
China International Capital Corp. Ltd. - H 2,*	4,618,303	12,510,157
China Mengniu Dairy Co. Ltd. *	3,097,397	18,698,370
China Merchants Bank Co. Ltd. - H	1,775,368	11,221,360
China Resources Cement Holdings Ltd.	6,863,977	7,667,517
China Tourism Group Duty Free Corp. Ltd. - A	317,800	13,725,590
Contemporary Amperex Technology Co. Ltd. - A	393,400	21,120,932
Country Garden Services Holdings Co. Ltd.	2,924,158	19,783,693
Dada Nexus Ltd. - ADR 1,*	192,237	7,016,651
East Money Information Co. Ltd. - A	6,390,163	30,290,690
Foshan Haitian Flavouring & Food Co. Ltd. - A	576,603	17,681,269
Galaxy Entertainment Group Ltd.	3,158,002	24,543,160
GDS Holdings Ltd. - ADR 1,*	177,930	16,661,365
Hong Kong Exchanges & Clearing Ltd.	484,272	26,548,459
Huazhu Group Ltd. - ADR [1]	341,308	15,369,099
Innovent Biologics, Inc. 2,*	1,431,780	15,153,603
JD Health International, Inc. 2,*	9,738	188,418
JD.com, Inc. - A *	362,972	16,012,541
KE Holdings, Inc. 1,*	335,628	20,654,547
Kweichow Moutai Co. Ltd. - A	150,186	45,883,915
Li Ning Co. Ltd.	3,968,878	27,287,012
Meituan Dianping - B *	291,288	11,069,203
New Oriental Education & Technology Group, Inc. - SP ADR 1,*	78,630	14,610,240
Offcn Education Technology Co. Ltd. - A	721,264	3,874,431
Ping An Insurance Group Co. of China Ltd. - H	1,802,908	22,093,178
Sany Heavy Industry Co. Ltd. - A	3,132,606	16,755,644
Silergy Corp.	184,834	15,853,439
Techtronic Industries Co. Ltd.	1,321,924	18,859,173
	Shares, Principal Amount, or Number of Contracts	Value
Tencent Holdings Ltd.	2,179,894	$158,589,893
Tencent Music Entertainment Group - ADR 1,*	761,473	14,650,741
Wuxi Biologics Cayman, Inc. 2,*	1,056,916	14,015,049
Xinyi Solar Holdings Ltd.	5,833,471	15,237,478
Zai Lab Ltd. - ADR 1,*	134,415	18,191,726
		840,875,617
India — 12.53%
Apollo Hospitals Enterprise Ltd.	718,510	23,726,293
Asian Paints Ltd.	549,653	20,796,054
Bajaj Finance Ltd.	176,834	12,815,156
Divi's Laboratories Ltd.	343,331	18,052,395
HDFC Bank Ltd. - ADR 1,*	690,465	49,893,001
HDFC Life Insurance Co. Ltd. 2,*	1,912,138	17,703,649
Hindustan Unilever Ltd.	552,008	18,096,691
ICICI Bank Ltd. - SP ADR 1,*	1,880,730	27,947,648
Maruti Suzuki India Ltd.	166,908	17,473,972
Reliance Industries Ltd.	1,232,623	33,491,312
Tata Consultancy Services Ltd.	924,609	36,225,742
Titan Co. Ltd.	457,192	9,805,843
		286,027,756
Taiwan — 9.68%
Globalwafers Co. Ltd.	476,000	11,994,021
Hon Hai Precision Industry Co. Ltd.	4,220,964	13,820,510
MediaTek, Inc.	936,698	24,902,606
Merida Industry Co. Ltd.	673,859	5,659,859
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR [1]	1,359,533	148,243,478
Unimicron Technology Corp.	5,238,850	16,295,661
		220,916,135
South Korea — 9.67%
Kakao Corp.	57,595	20,666,269
Kia Motors Corp.	316,419	18,231,042
LG Chem Ltd.	14,901	11,330,972
LG Household & Health Care Ltd.	17,733	26,466,945
Macquarie Korea Infrastructure Fund	1,000,206	9,813,485
Samsung Electronics Co. Ltd.	1,575,064	117,618,724
Samsung SDI Co. Ltd.	28,796	16,688,659
		220,816,096
Indonesia — 1.36%
Bank Central Asia Tbk PT	12,914,360	31,130,450
Japan — 0.56%
Keyence Corp.	22,699	12,768,574

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Singapore — 0.50%
Sea Ltd. - ADR 1,*	57,544	$11,454,133
Total FAR EAST (Cost $962,542,500)		1,623,988,761
NORTH AMERICA — 9.06%
United States — 7.94%
Advanced Micro Devices, Inc. *	302,237	27,718,155
Cummins, Inc.	70,460	16,001,466
EPAM System, Inc. *	84,675	30,343,286
Micron Technology, Inc. 1,*	240,739	18,098,758
Newmont Corp. [1]	369,805	22,147,622
NIKE, Inc. - B	249,191	35,253,051
Unity Software, Inc. *	39,964	6,133,275
Visa, Inc. - A [1]	117,183	25,631,438
		181,327,051
Mexico — 1.12%
Cemex SAB de CV - SP ADR 1,*	1,981,647	10,245,115
Grupo Financiero Banorte SAB de CV - O *	2,780,852	15,323,019
		25,568,134
Total NORTH AMERICA (Cost $174,858,616)		206,895,185
EUROPE — 8.06%
Russia — 2.39%
Sberbank of Russia PJSC - SP ADR [1]	2,221,757	32,259,912
Yandex NV - A 1,*	322,009	22,405,386
		54,665,298
Germany — 1.75%
Delivery Hero SE 2,*	93,487	14,620,341
Infineon Technologies AG	662,880	25,314,474
		39,934,815
France — 1.19%
L'Oreal SA	71,525	27,157,245
Hungary — 0.80%
OTP Bank NYRT *	405,546	18,275,758
Poland — 0.68%
CD Projekt SA *	95,582	7,048,254
Dino Polska SA 2,*	108,427	8,408,901
		15,457,155
Netherlands — 0.64%
ASML Holding NV	30,155	14,645,288
Switzerland — 0.61%
Dufry AG *	222,166	13,995,354
Total EUROPE (Cost $148,800,396)		184,130,913
	Shares, Principal Amount, or Number of Contracts	Value
SOUTH AMERICA — 6.06%
Brazil — 4.62%
B3 SA - Brasil Bolsa Balcao	2,514,679	$30,107,708
Localiza Rent a Car SA *	929,423	12,386,772
Multiplan Empreendimentos Imobiliarios SA *	2,876,750	13,078,645
Pagseguro Digital Ltd. - A 1,*	349,788	19,895,941
Raia Drogasil SA	2,664,428	12,808,110
WEG SA	1,179,133	17,221,045
		105,498,221
Argentina — 1.44%
MercadoLibre, Inc. 1,*	19,585	32,809,184
Total SOUTH AMERICA (Cost $103,806,527)		138,307,405
AFRICA — 0.87%
South Africa — 0.44%
Impala Platinum Holdings Ltd.	732,109	10,058,714
Egypt — 0.43%
Commercial International Bank Egypt SAE	2,639,116	9,930,660
Total AFRICA (Cost $19,590,785)		19,989,374
Total COMMON STOCKS (Cost $1,409,598,824)		2,173,311,638
PREFERRED STOCKS — 0.36%
SOUTH AMERICA — 0.36%
Brazil — 0.36%
Azul SA *	1,079,129	8,149,498
Total SOUTH AMERICA (Cost $6,902,490)		8,149,498
Total PREFERRED STOCKS (Cost $6,902,490)		8,149,498
SHORT TERM INVESTMENTS — 4.26%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[3] (Cost $97,180,178)	97,180,178	97,180,178

TOTAL INVESTMENTS (Cost $1,513,681,492)	99.80%	$2,278,641,314
Other Assets In Excess of Liabilities	0.20%	4,620,028
Net Assets	100.00%	$2,283,261,342

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2020

SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $89,412,243, which represents 4% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	7 day current yield as of December 31, 2020, is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	95.18%
Preferred Stocks	0.36%
Short Term Investments	4.26%
Total Investments	99.80%
Other Assets In Excess of Liabilities	0.20%
Total Net Assets	100.00%

Regional Weightings	Percent of Total Net Assets
Far East	71.13%
North America	13.32%
Europe	8.06%
South America	6.42%
Africa	0.87%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Airlines	0.36
Automobiles	1.57
Banks	8.56
Beverages	2.01
Biotechnology	1.46
Capital Markets	4.79
Chemicals	1.41
Commercial Services & Supplies	0.87
Construction Materials	0.79
Consumer Finance	0.56
Diversified Consumer Services	0.81
Electrical Equipment	1.69
Electronic Equipment, Instruments & Components	2.61
Entertainment	1.45
Food & Staples Retailing	0.93
Food Products	1.89
Health Care Providers & Services	1.04
Health Care Technology	0.30
Hotels, Restaurants & Leisure	1.74
Household Products	0.79
Insurance	2.82
Industry	Percent of Net Assets
Interactive Media & Services	8.83
Internet & Direct Marketing Retail	7.62
IT Services	5.64
Leisure Products	0.25
Life Sciences Tools & Services	1.40
Machinery	3.08
Metals & Mining	1.41
Money Market Fund	4.26
Oil, Gas & Consumable Fuels	1.47
Personal Products	2.35
Real Estate Management & Development	1.47
Road & Rail	0.54
Semiconductors & Semiconductor Equipment	13.22
Software	0.27
Specialty Retail	1.21
Technology Hardware, Storage & Peripherals	5.15
Textiles, Apparel & Luxury Goods	3.18
Other Assets In Excess of Liabilities	0.20
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 33.56% for the year ended December 31, 2020. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), returned 19.29% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Small Cap Growth Index, returned 25.56%.
Global equity markets closed out 2020 on a strong note, marked by Joe Biden’s victory in the U.S. presidential election, along with the announcement of what appeared to be two highly effective COVID-19 vaccines. Moving into 2021, we remain optimistic on emerging markets (EM) and the alpha generation potential for the small cap segment of the asset class.
First, financial conditions across the globe remain easy, owing to the extraordinary response to COVID-19 by the Federal Reserve, which further accelerated an easing trend that had been in place since early 2019. Second, China’s economy continues to evolve, no longer being overly reliant on exports or fixed asset investment, but rather taking leadership positions in innovative areas such as technology platforms, electric vehicles, and renewable energy. This focus on innovation is not only occurring in China, but in many emerging markets, including Korea, Taiwan, India, and Brazil. Third, emerging markets remain underinvested by many global asset allocators. While the persistent strength of the U.S. dollar represented a headwind for much of the last decade, EM currencies have recently begun to benefit from improving growth and interest rate differentials relative to developed economies. We believe that the combination of relatively strong economic growth in key EM countries such as China and Taiwan, along with the attractive interest rates found across much of EM will lend support to capital flows into emerging economies in the year ahead.
Regarding countries, security selection in China and India contributed to the Fund’s performance for 2020. At the sector level, key contributions to performance relative to the Benchmark came from security selection within the consumer discretionary and industrials sectors.
Ping An Healthcare and Technology Company Limited (Ticker: 1833-HK) was the most significant contributor to the Fund’s returns for the year. The company operates China’s leading telemedicine portal and has benefited from rapidly increasing patient consultation volumes. Growing discussion surrounding favorable government policy toward reimbursement drove increasing optimism about the company’s ability to monetize these services faster than expected and by a greater magnitude than previously assumed.
Burger King India Ltd (Ticker: 543248-IN) also made a notable contribution to the Fund’s returns for the year. The company is the sole franchisee of Burger King in India. The IPO in mid-December was highly successful, as investors were attracted by the attractive store economics and expansion plans, along with the structural growth opportunity in India.
Security selection within the materials and real estate sectors relative to the Benchmark detracted from performance. From a geographic perspective, underweights in South Korea and Turkey were the top detractors.
In regard to detractors, Azul S.A. Sponsored ADR Pfd (Ticker: AZUL-US) was the Fund’s most notable detractor during the year. The company operates an airline in Brazil, with a high degree of routes, in which they are the only carrier. The COVID-19 downturn in passenger traffic caused a significant hit to earnings, which was magnified by the high degree of financial leverage carried by the company, as well as its natural sensitivity to a strong Brazilian real.
Cholamandalam Investment and Finance Co. Ltd. (Ticker: 511243-IN) was also a significant detractor from Fund performance for the year. The company is a non-bank financial company based in India with a focus on commercial vehicle lending. In response to COVID-19, India announced a 21-day lockdown, which negatively impacted demand in Cholamandalam’s key verticals, while local liquidity conditions remained tight.
While 2020 has been a strong year for relative performance by the Fund, we note that the small cap segment of emerging markets has only recently started to outperform large caps for the first time since 2015. We expect to see an improving performance opportunity for EM small caps in 2021 as investors seek the combination of attractive valuations and growth rates amid an improving macro backdrop. We close out 2020 with a full pipeline of investment ideas and remain excited about the opportunity set in the space.
We thank you for investing alongside us in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Chad Cleaver, CFA Lead Portfolio Manager	Howard Schwab Portfolio Manager	Rich Thies Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	5 Years	Since Inception (8/22/11 - 12/31/20)	10 Years
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	33.56%	10.72%	10.25%	7.50%	6.71%
MSCI Emerging Markets Small Cap Index-N2	19.29%	2.69%	8.19%	4.31%	2.29%
MSCI Emerging Markets Small Cap Growth Index-N3	25.56%	4.02%	7.14%	4.19%	2.10%

[1]	The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to August 21, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Small Cap Growth Index-Net (MSCI Emerging Markets Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap growth stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 92.95%
FAR EAST — 74.95%
China — 25.87%
Airtac International Group	22,000	$704,676
Bilibili, Inc. - SP ADR 1,*	11,843	1,015,182
Bosideng International Holdings Ltd.	898,000	457,546
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - A	28,200	864,568
China Meidong Auto Holdings Ltd.	132,000	536,347
China Resources Cement Holdings Ltd.	348,794	389,626
Dada Nexus Ltd. - ADR 1,*	17,212	628,238
Daqo New Energy Corp. - ADR 1,*	13,951	800,229
GDS Holdings Ltd. - ADR 1,*	6,985	654,075
Gotion High-tech Co. Ltd. - A *	120,900	723,204
Hainan Meilan International Airport Co. Ltd. - H *	186,000	986,088
Hygeia Healthcare Holdings Co. Ltd. 2,*	70,400	443,153
Innovent Biologics, Inc. 2,*	52,000	550,355
Jiangsu Hengli Hydraulic Co. Ltd. - A	95,021	1,641,850
Kingdee International Software Group Co. Ltd. *	211,000	860,064
Lee & Man Paper Manufacturing Ltd.	483,000	395,623
Li Ning Co. Ltd.	181,971	1,251,095
Ming Yang Smart Energy Group Ltd. - A	222,300	645,166
Minth Group Ltd.	174,000	917,981
Nine Dragons Paper Holdings Ltd.	591,000	838,574
Niu Technologies - SP ADR 1,*	11,516	323,024
Pharmaron Beijing Co. Ltd. - H [2]	59,500	1,005,424
Proya Cosmetics Co. Ltd. - A	37,500	1,020,673
Shanghai Putailai New Energy Technology Co. Ltd. - A	24,021	412,814
Shenzhen SC New Energy Technology Corp. - A	24,744	550,892
Silergy Corp.	9,000	771,941
Sunac Services Holdings Ltd. 2,*	349,000	772,509
Weihai Guangwei Composites Co. Ltd. - A	35,600	484,752
Xiabuxiabu Catering Management China Holdings Co. Ltd. 2,*	177,500	404,801
Zhejiang Dingli Machinery Co. Ltd. - A	46,557	720,374
Zhou Hei Ya International Holdings Co. Ltd. 2,*	553,500	588,310
	Shares, Principal Amount, or Number of Contracts	Value
Zoomlion Heavy Industry Science and Technology Co. Ltd. - H	711,400	$853,410
		23,212,564
India — 19.56%
Affle India Ltd. *	8,654	447,934
Amber Enterprises India Ltd.	35,320	1,137,317
Angel Broking Ltd.	138,910	642,673
Apollo Hospitals Enterprise Ltd.	19,689	650,161
Ashok Leyland Ltd.	641,387	837,861
AU Small Finance Bank Ltd. 2,*	54,216	632,628
Azure Power Global Ltd. 1,*	11,396	464,615
Burger King India Ltd. *	833,500	2,001,974
Crompton Greaves Consumer Electricals Ltd.	132,316	689,128
Dabur India Ltd.	53,549	391,353
Dixon Technologies India Ltd.	5,806	1,068,632
Dr Lal PathLabs Ltd. [2]	13,591	428,791
Gujarat Gas Ltd.	170,042	875,955
Indraprastha Gas Ltd.	61,034	419,618
Info Edge India Ltd.	20,120	1,310,144
JK Cement Ltd.	14,162	371,516
Jubilant Foodworks Ltd.	12,648	483,149
Mindtree Ltd.	33,078	751,648
Navin Fluorine International Ltd.	20,981	750,081
PI Industries Ltd.	35,369	1,062,534
Route Mobile Ltd. *	27,434	412,481
SRF Ltd.	8,708	664,283
Syngene International Ltd. 2,*	121,230	1,061,193
		17,555,669
Taiwan — 13.39%
Accton Technology Corp.	85,000	955,940
Advanced Ceramic X Corp.	38,000	689,729
Alchip Technologies Ltd.	24,000	530,429
Andes Technology Corp.	69,000	820,201
ASPEED Technology, Inc.	14,000	854,509
Century Iron & Steel Industrial Co. Ltd.	187,000	712,115
Eclat Textile Co. Ltd.	71,000	1,067,603
Macronix International	592,643	892,191
Makalot Industrial Co. Ltd.	109,000	742,882
Nien Made Enterprise Co. Ltd.	31,000	359,670
Parade Technologies Ltd.	29,455	1,163,608
Sinbon Electronics Co. Ltd.	105,000	807,175
Unimicron Technology Corp.	138,000	429,255
Universal Vision Biotechnology Co. Ltd.	48,000	408,285
Voltronic Power Technology Corp.	14,550	579,970

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Win Semiconductors Corp.	81,000	$997,437
		12,010,999
South Korea — 8.15%
Doosan Fuel Cell Co. Ltd. *	7,868	388,446
Douzone Bizon Co. Ltd.	5,436	520,825
Hugel, Inc. *	1,836	317,638
LEENO Industrial, Inc.	10,531	1,309,681
NHN KCP Corp. *	17,444	1,101,016
NICE Information Service Co. Ltd.	42,137	963,803
Tesna, Inc. *	21,784	1,128,221
Tokai Carbon Korea Co. Ltd.	6,141	708,976
WONIK IPS Co. Ltd. *	21,408	873,595
		7,312,201
Vietnam — 4.12%
Asia Commercial Bank JSC *	955,000	1,278,850
FPT Corp.	478,754	1,470,951
Military Commercial Joint Stock Bank *	926,180	950,556
		3,700,357
Indonesia — 1.72%
Ace Hardware Indonesia Tbk PT	6,677,400	816,135
Bank BTPN Syariah Tbk PT	2,718,700	726,174
		1,542,309
Kazakhstan — 1.17%
Kaspi.KZ JSC 2,*	7,381	398,943
NAC Kazatomprom JSC - GDR	35,965	647,370
		1,046,313
Thailand — 0.97%
Sri Trang Gloves Thailand PCL - NVDR	344,200	873,138
Total FAR EAST (Cost $46,462,852)		67,253,550
SOUTH AMERICA — 7.80%
Brazil — 7.35%
Banco Inter SA *	42,200	800,360
Construtora Tenda SA	67,400	393,035
Cyrela Brazil Realty SA Empreendimentos e Participacoes	186,600	1,064,145
Grupo SBF SA *	147,600	843,563
Locaweb Servicos de Internet SA 2,*	77,800	1,210,313
LOG Commercial Properties e Participacoes SA	78,800	522,065
Pet Center Comercio e Participacoes SA *	269,000	986,917
TOTVS SA	72,700	402,778
	Shares, Principal Amount, or Number of Contracts	Value
Via Varejo SA *	118,700	$369,797
		6,592,973
Argentina — 0.45%
Globant SA 1,*	1,870	406,931
Total SOUTH AMERICA (Cost $5,961,021)		6,999,904
EUROPE — 5.02%
Russia — 2.40%
Detsky Mir PJSC [1]	637,079	1,167,277
RusHydro PJSC [1]	93,529,457	989,108
		2,156,385
Poland — 1.51%
CD Projekt SA *	4,279	315,535
Dino Polska SA 2,*	13,383	1,037,900
		1,353,435
United Kingdom — 1.11%
Ceres Power Holdings PLC *	54,893	990,873
Total EUROPE (Cost $2,829,526)		4,500,693
NORTH AMERICA — 4.33%
Canada — 2.18%
B2Gold Corp.	143,429	803,401
Ballard Power Systems, Inc. *	28,151	658,733
MAG Silver Corp. *	24,198	496,543
		1,958,677
Mexico — 2.15%
Grupo Aeroportuario del Centro Norte SAB de CV - ADR 1,*	14,620	755,562
Qualitas Controladora SAB de CV	217,300	1,167,225
		1,922,787
Total NORTH AMERICA (Cost $3,071,945)		3,881,464
AFRICA — 0.85%
South Africa — 0.85%
Impala Platinum Holdings Ltd.	55,651	764,609
Total AFRICA (Cost $682,432)		764,609
Total COMMON STOCKS (Cost $59,007,776)		83,400,220
PREFERRED STOCKS — 2.98%
SOUTH AMERICA — 2.98%
Brazil — 2.98%
Azul SA - ADR 1,*	26,834	612,352
Bradespar SA, 3.24%[3]	31,600	388,804

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Metalurgica Gerdau SA, 2.23%[3]	477,200	$1,031,707
Randon SA Implementos e Participacoes *	205,700	639,954
		2,672,817
Total SOUTH AMERICA (Cost $1,578,350)		2,672,817
Total PREFERRED STOCKS (Cost $1,578,350)		2,672,817
SHORT TERM INVESTMENTS — 5.95%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[4] (Cost $5,338,694)	5,338,694	5,338,694

TOTAL INVESTMENTS (Cost $65,924,820)	101.88%	$91,411,731
Liabilities in Excess of Other Assets	(1.88)%	(1,682,485)
Net Assets	100.00%	$89,729,246

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $8,534,320, which represents 10% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[4]	7 day current yield as of December 31, 2020, is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	92.95%
Preferred Stocks	2.98%
Short Term Investments	5.95%
Total Investments	101.88%
Liabilities In Excess of Other Assets	(1.88)%
Total Net Assets	100.00%

Regional Weightings	Percent of Total Net Assets
Far East	74.95%
South America	10.78%
North America	10.28%
Europe	5.02%
Africa	0.85%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Airlines	0.68
Auto Components	1.98
Automobiles	0.36
Banks	4.88
Biotechnology	0.96
Capital Markets	0.72
Chemicals	3.75
Communications Equipment	1.84
Construction Materials	0.84
Consumer Finance	0.45
Electric Utilities	1.10
Electrical Equipment	4.45
Electronic Equipment, Instruments & Components	1.38
Entertainment	1.48
Food & Staples Retailing	1.16
Food Products	0.66
Gas Utilities	1.45
Health Care Equipment & Supplies	0.97
Health Care Providers & Services	2.15
Hotels, Restaurants & Leisure	3.22
Household Durables	5.26
Independent Power and Renewable Electricity Producers	0.52
Industry	Percent of Net Assets
Insurance	1.30
Interactive Media & Services	1.46
Internet & Direct Marketing Retail	0.70
IT Services	6.24
Life Sciences Tools & Services	2.30
Machinery	6.01
Media	0.50
Metals & Mining	4.68
Money Market Fund	5.95
Oil, Gas & Consumable Fuels	0.72
Paper & Forest Products	1.38
Personal Products	1.58
Professional Services	1.08
Real Estate Management & Development	1.44
Semiconductors & Semiconductor Equipment	12.69
Software	2.45
Specialty Retail	5.26
Textiles, Apparel & Luxury Goods	3.93
Transportation Infrastructure	1.95
Liabilities In Excess of Other Assets	(1.88)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Opportunities Fund (“Fund”), previously the Driehaus Multi-Asset Growth Economies Fund, returned 30.09% for the year ended December 31, 2020. The Fund outperformed both its primary Benchmark and secondary Benchmark for the year. The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned 18.31% for the year, while the equally weighted 50% (“MSCI”) Emerging Markets Index and 50% JP Morgan Global Bond Index Emerging Markets Global Diversified returned 10.59%.
The past year revealed a lot about the realities of emerging markets investing. The asset class has long been billed as a story of higher potential gross domestic product (GDP) growth than developed economies, better demographics and an emerging middle class. All of those things have been true the past several years, and yet, returns have lagged developed market equities significantly. One pushback we have received more frequently over the past few years on our positive view on emerging market equities surrounded the inevitable slowdown in growth and the fact that China’s growth in particular was slowing quickly. We never disagreed. In fact, we think perhaps the single most important dynamic over the next 10-20 years for investors is just how much Chinese growth, arguably the single biggest global economic force over the past 20 plus years, is going to slow. We believe that 2020 revealed that this can be extremely positive for emerging market equities. Much as U.S. topline economic growth has been paltry the past decade and equity returns have been stellar, the same dynamics seem to be in play for emerging markets.
The year was a strong validation of the Fund’s approach, being able to manage drawdowns in the early part of the year with a higher fixed income allocation and to reduce that exposure once yields and spreads were low enough to make the non-equity investable universe less attractive, all the while keeping a core focus on growth equities. In 2020, equity security selection in the communication services and healthcare sectors contributed to the Fund’s return versus the Benchmark. From a country perspective, holdings in China and Singapore made key contributions to performance.
Tencent Holdings Ltd. (ticker: 700-HK) was the most significant contributor to the Fund’s performance. Tencent is a digital platform and gaming company. Tencent’s businesses focus on online gaming, social media, and cloud computing, and these areas benefited from remote work and a heightened use of digital communications. We believe that the company has a strong gaming pipeline and will continue to gain market share in the cloud services market.
For 2020, stock selection within the financials and real estate sectors detracted from the Fund’s returns versus the Benchmark. At the country level, equity holdings in South Korea and Slovenia detracted from Fund performance.
Banco do Brasil S.A. (ticker: BBAS3-BR) was the most significant detractor to the Fund’s performance for the year. The investment was based on an economic recovery in Brazil benefiting the bank’s earnings through a lending and asset quality recovery. The pandemic quickly changed the outlook for the company’s earnings as provisioning costs skyrocketed in the face of lockdowns. The Fund exited the position in early 2020.
The non-equity allocations in the Fund generally consist of sovereign bonds and derivatives, including purchased and written options on currencies, interest rate swaps and foreign currency forward contracts. These positions are primarily utilized to gain exposure to certain market segments, hedge against interest rate fluctuations and manage currency risk in the Fund’s equity holdings.
In 2020, the non-equity positions, in aggregate, slightly detracted from the Fund’s return. From a country perspective, the top non-equity position contributors were in China and Egypt. The top detractors were in Colombia and Mexico. The Fund ended 2020 with a relatively lower exposure to non-equities. This was due to our perception of tight spreads generally being less attractive than equities. In addition, we view the diversifying benefit as being reduced due to the likelihood that equity weakness would coincide with an increase in U.S. interest rates. Despite these thoughts, we still do find some idiosyncratic exposures in the non-equity space to be compelling in both sovereign and credit as well as local currency and U.S. Dollar-denominated debt.
Heading into 2021, we think the most exciting aspect of the emerging markets landscape is still the pace of change in industries like tech hardware, autos, the Internet and renewable energy. We also believe that the past year has supercharged historical growth trends, and our primary focus remains finding businesses best positioned to benefit in that regard.
We thank you for investing alongside us in the Driehaus Emerging Markets Opportunities Fund and express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Richard Thies Lead Portfolio Manager	Chad Cleaver Portfolio Manager

Howard Schwab Portfolio Manager	Jonathan Mershimer Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Opportunities Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since April 10, 2017 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	Since Inception (4/10/17 - 12/31/20)
Driehaus Emerging Markets Opportunities Fund (DMAGX)[1]	30.09%	11.17%	14.64%
MSCI Emerging Markets Index-N2	18.31%	6.17%	10.86%
MSCI EM/JP Morgan GBI Blended Index[3]	10.59%	4.81%	7.93%

[1]	Prior to January 29, 2020, the Driehaus Emerging Markets Opportunities Fund was known as the Driehaus Multi-Asset Growth Economies Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The MSCI EM/JPMorgan GBI Blended Index is an equally weighted benchmark comprised of 50 percent by the Morgan Stanley Capital International Emerging Markets Index-Net (MSCI EM) and 50 percent by the JPMorgan Global Bond Index Emerging Markets Global Diversified (JPMorgan GBI). The MSCI EM is a market capitalization-weighted index designed to measure equity market performance in emerging markets and the JPMorgan GBI tracks debt instruments in the emerging markets. Source: Morgan Stanley Capital International Inc. and JPMorgan.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
SOVEREIGN BONDS — 17.37%
Brazil — 2.13%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/1/31[1]	1,500,000	$350,435
Brazilian Government International Bond 4.62%, 1/13/28[2]	500,000	560,005
Brazilian Government International Bond 4.50%, 5/30/29[2]	200,000	222,524
		1,132,964
China — 3.02%
China Government Bond 3.20%, 3/16/24[1]	1,200,000	185,149
China Government Bond 3.54%, 8/16/28[1]	2,500,000	395,133
China Government Bond 2.68%, 5/21/30[1]	7,000,000	1,027,244
		1,607,526
Egypt — 2.07%
Egypt Government Bond 17.00%, 4/3/22[1]	6,500,000	429,913
Egypt Government International Bond 8.70%, 3/1/49[2]	580,000	672,437
		1,102,350
Indonesia — 1.83%
Indonesia Treasury Bond 8.38%, 9/15/26[1]	3,400,000,000	277,471
Indonesia Treasury Bond 7.00%, 9/15/30[1]	9,000,000,000	694,697
		972,168
Malaysia — 0.72%
Malaysia Government Bond 3.89%, 8/15/29[1]	1,400,000	383,057
Mexico — 2.42%
Banco Mercantil del Norte SA 8.37%, 10/14/30[2,3,4]	300,000	358,128
Mexican Bonos 8.50%, 11/18/38[1]	10,000,000	623,523
Mexico Government International Bond 4.50%, 4/22/29[2]	260,000	305,240
		1,286,891
Netherlands — 1.05%
Petrobras Global Finance BV 5.09%, 1/15/30[2]	500,000	558,750
Saudi Arabia — 0.79%
Saudi Government International Bond 2.75%, 2/3/32[2]	400,000	423,142
	Shares, Principal Amount, or Number of Contracts	Value
South Africa — 1.69%
Republic of South Africa Government Bond 8.50%, 1/31/37[1]	15,900,000	$897,025
Turkey — 1.18%
Turkey Government Bond 10.60%, 2/11/26[1]	2,500,000	315,149
Turkey Government International Bond 5.95%, 1/15/31[2]	300,000	312,750
		627,899
United Arab Emirates — 0.47%
Abu Dhabi Government International Bond 1.70%, 3/2/31[2]	250,000	250,438
Total SOVEREIGN BONDS (Cost $8,605,296)		9,242,210
COMMON STOCKS — 76.05%
Argentina — 1.47%
Globant SA*,2,5	1,188	258,521
MercadoLibre, Inc.*,2	311	520,993
		779,514
Brazil — 3.29%
LOG Commercial Properties e Participacoes SA	108,578	719,350
Magazine Luiza SA	40	192
Pagseguro Digital Ltd. - A*,2,5	6,724	382,461
Pet Center Comercio e Participacoes SA*	103,212	378,668
WEG SA	18,388	268,554
		1,749,225
Canada — 1.19%
Ballard Power Systems, Inc.*,2	11,626	272,049
Wheaton Precious Metals Corp.[2]	8,696	362,971
		635,020
China — 25.57%
AIA Group Ltd.	23,856	292,336
Alibaba Group Holding Ltd.*	28,500	855,097
Alibaba Group Holding Ltd. - SP ADR*,2,5	2,174	505,955
Alibaba Health Information Technology Ltd.*	58,000	171,326
Bilibili, Inc. - SP ADR*,2,5	3,315	284,162
China International Capital Corp. Ltd. - H*,6	193,600	524,428
China Merchants Bank Co. Ltd. - H	37,700	238,286
China Resources Beer Holdings Co. Ltd.	27,810	256,130
China Tourism Group Duty Free Corp. Ltd. - A	4,937	213,226

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Contemporary Amperex Technology Co. Ltd. - A	9,195	$493,663
East Money Information Co. Ltd. - A	108,354	513,620
Galaxy Entertainment Group Ltd.	55,466	431,067
Gotion High-tech Co. Ltd. - A*	35,200	210,561
Hong Kong Exchanges & Clearing Ltd.	8,002	438,681
JD Health International, Inc.*,6	172	3,328
JD.com, Inc. - ADR*,2,5	5,677	499,008
KE Holdings, Inc.*,2	5,451	335,454
Li Ning Co. Ltd.	66,684	458,469
Luxshare Precision Industry Co. Ltd. - A	37,196	319,190
Meituan Dianping - B*	7,363	279,801
Ping An Healthcare and Technology Co. Ltd.*,6	27,058	328,084
Ping An Insurance Group Co. of China Ltd. - H	29,959	367,123
Sany Heavy Industry Co. Ltd. - A	80,450	430,310
Tencent Holdings Ltd.	33,261	2,419,777
Tencent Music Entertainment Group - ADR*,2	26,522	510,283
Wuxi Biologics Cayman, Inc.*,6	42,186	559,400
Xinyi Solar Holdings Ltd.	202,631	529,288
Zai Lab Ltd. - ADR*,2	1,664	225,206
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A	13,569	555,039
Zhou Hei Ya International Holdings Co. Ltd.*,6	337,923	359,175
		13,607,473
France — 1.22%
L'Oreal SA	1,716	651,546
India — 9.02%
Apollo Hospitals Enterprise Ltd.	7,102	234,519
Asian Paints Ltd.	8,053	304,684
Azure Power Global Ltd.*,2	6,618	269,816
Divi's Laboratories Ltd.	9,628	506,241
HDFC Bank Ltd. - ADR*,2,5	9,704	701,211
HDFC Life Insurance Co. Ltd.*,6	29,849	276,359
Hindustan Unilever Ltd.	17,763	582,331
ICICI Bank Ltd. - SP ADR*,2,5	45,220	671,969
Power Grid Corp. of India Ltd.	125,867	327,038
Reliance Industries Ltd.	19,031	517,087
Tech Mahindra Ltd.	30,614	407,754
		4,799,009
Indonesia — 0.76%
Bank Central Asia Tbk PT	167,449	403,641
Japan — 0.43%
FANUC Corp.	936	231,051
	Shares, Principal Amount, or Number of Contracts	Value
Kazakhstan — 0.65%
Kaspi.KZ JSC*,2,6	6,419	$346,947
Mexico — 1.41%
Cemex SAB de CV - SP ADR*,2	48,075	248,548
Grupo Aeroportuario del Sureste SAB de CV - ADR*,2,5	1,953	322,108
Wal-Mart de Mexico SAB de CV	64,835	182,129
		752,785
Netherlands — 0.59%
ASML Holding NV	648	314,712
Poland — 1.17%
CD Projekt SA*	2,597	191,504
Dino Polska SA*,6	5,559	431,120
		622,624
Russia — 2.15%
LUKOIL PJSC - SP ADR[2]	3,184	217,149
Sberbank of Russia PJSC - SP ADR[2]	14,548	211,237
X5 Retail Group NV - GDR[2]	7,944	286,937
Yandex NV - A*,2,5	6,131	426,595
		1,141,918
Singapore — 0.60%
Sea Ltd. - ADR*,2,5	1,604	319,276
South Africa — 1.82%
Anglo American Platinum Ltd.	4,952	486,320
Naspers Ltd. - N	2,344	481,617
		967,937
South Korea — 10.36%
Hankook Tire & Technology Co. Ltd.	8,945	324,974
Kakao Corp.	727	260,863
KB Financial Group, Inc.	6,445	255,976
Kia Motors Corp.	6,498	374,394
LEENO Industrial, Inc.	2,805	348,842
LG Chem Ltd.	434	330,021
Macquarie Korea Infrastructure Fund	44,563	437,228
NICE Information Service Co. Ltd.	15,539	355,425
Samsung Electronics Co. Ltd.	26,619	1,987,788
Samsung SDI Co. Ltd.	779	451,468
SK Hynix, Inc.	3,533	385,904
		5,512,883
Sweden — 1.19%
Spotify Technology SA*,2,5	2,020	635,613
Taiwan — 11.45%
Accton Technology Corp.	39,705	446,536
Century Iron & Steel Industrial Co. Ltd.	40,000	152,324
Chailease Holding Co. Ltd.	63,286	378,392

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Hon Hai Precision Industry Co. Ltd.	121,103	$396,522
Kindom Development Co. Ltd.	372,000	445,505
Macronix International	199,357	300,121
MediaTek, Inc.	14,648	389,425
Parade Technologies Ltd.	7,050	278,507
Sinbon Electronics Co. Ltd.	25,746	197,919
Taiwan Semiconductor Manufacturing Co. Ltd.	148,445	2,800,052
Yageo Corp.	16,694	307,762
		6,093,065
United States — 1.71%
Advanced Micro Devices, Inc.*,2,5	6,163	565,209
Facebook, Inc. - A*,2,5	684	186,841
NVIDIA Corp.[2,5]	306	159,793
		911,843
Total COMMON STOCKS (Cost $27,390,704)		40,476,082
PREFERRED STOCKS — 1.10%
Brazil — 1.10%
Azul SA - ADR*,2	9,387	214,211
Gerdau SA - SP ADR 1.70%[2,5,7]	79,977	373,493
		587,704
Total PREFERRED STOCKS (Cost $451,648)		587,704
SHORT TERM INVESTMENTS — 10.16%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[8] (Cost $5,405,735)	5,405,735	5,405,735

TOTAL INVESTMENTS (Cost $41,853,383)	104.68%	$55,711,731
Liabilities in Excess of Other Assets	(4.68)%	(2,490,273)
Net Assets	100.00%	$53,221,458

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

*	Non-income producing security.
[1]	Foreign security, principal amount shown in local currency.
[2]	Foreign security denominated and traded in U.S. dollars.
[3]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[4]	Variable rate security. Rates disclosed as of December 31, 2020.
[5]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[6]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $2,828,841, which represents 5% of Net Assets (see Note F in the Notes to Financial Statements).
[7]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[8]	7 day current yield as of December 31, 2020, is disclosed.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Sovereign Bonds	17.37%
Common Stocks	76.05%
Preferred Stocks	1.10%
Short Term Investments	10.16%
Total Investments	104.68%
Liabilities In Excess of Other Assets	(4.68)%
Total Net Assets	100.00%

Regional Weightings	Percent of Total Net Assets
Far East	64.41%
North America	16.89%
South America	7.99%
Europe	7.37%
Africa	5.58%
Middle East	2.44%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Airlines	0.40
Auto Components	0.61
Automobiles	0.70
Banks	4.67
Beverages	0.48
Biotechnology	0.42
Capital Markets	3.59
Chemicals	1.19
Communications Equipment	0.84
Construction Materials	0.47
Consumer Finance	0.65
Diversified Financial Services	0.71
Electric Utilities	0.62
Electrical Equipment	2.35
Electronic Equipment, Instruments & Components	3.15
Entertainment	3.64
Food & Staples Retailing	1.69
Food Products	0.67
Health Care Providers & Services	0.44
Health Care Technology	0.94
Hotels, Restaurants & Leisure	0.81
Household Products	1.09
Independent Power and Renewable Electricity Producers	0.51
Industry	Percent of Net Assets
Insurance	1.76
Interactive Media & Services	6.19
Internet & Direct Marketing Retail	5.93
IT Services	1.98
Life Sciences Tools & Services	2.00
Machinery	1.24
Metals & Mining	2.58
Money Market Fund	10.16
Multiline Retail	0.00
Oil, Gas & Consumable Fuels	1.38
Personal Products	1.22
Pharmaceuticals	1.04
Professional Services	0.67
Real Estate Management & Development	2.82
Semiconductors & Semiconductor Equipment	11.40
Sovereign Bonds	17.37
Specialty Retail	1.11
Technology Hardware, Storage & Peripherals	3.73
Textiles, Apparel & Luxury Goods	0.86
Transportation Infrastructure	0.60
Liabilities In Excess of Other Assets	(4.68)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus International Small Cap Growth Fund (“Fund”) returned 29.71% for the year ended December 31, 2020. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned 23.69%.
There is little doubt that 2020 will be remembered as an extraordinary year as global economies shut down to reduce the spread of a deadly pandemic. This resulted in the largest decline in output since the Great Depression. The speed at which COVID-19 spread around the world surprised policy makers as they initially underestimated the severity of the virus and struggled to slow its growth.
While the first quarter of the year was punctuated by pessimism, that was quickly replaced by optimism as the global economy showed surprising resilience, supported by extraordinary monetary and fiscal policy. Most global indices returned more than double digits for the year— an outcome few expected during the height of the pandemic.
From a sector perspective, 2020 key contributors to performance versus the Benchmark were the Fund’s holdings in the information technology and consumer discretionary sectors. From a geographical perspective, holdings in Germany and Japan contributed positively to the performance of the Fund compared to the Benchmark.
Nextdc Limited (Ticker: NXDCF) is an Australian Data Center provider that has been held in the Fund for the last four years and is a beneficiary of the “cloud computing” megatrend. The availability of high-speed bandwidth, low cost storage and rapid processing speeds has allowed applications to move from distributed “on premise” computing to centralized “cloud computing" hosted by cloud platforms such as Amazon Web Service and Microsoft Azure. These cloud platforms ultimately sit inside physical data centers, and the company is the leading provider of such real estate in Australia. The company was steadily growing its capacity to serve customers when the COVID-19 driven “Work from Home” phenomenon drove an inflection in cloud computing demand early in 2020. In fact, within months, the company had sold out of capacity in its recently launched Sydney and Melbourne facilities, which was expected to take more than a year to book up. With this acceleration in demand and increased visibility, the company was able to raise capital and announced the construction of two additional facilities. This expansion of the company’s footprint caused the stock to react favorably, and since it was a top position in the Fund at the time, it was one of the Fund’s top contributors in 2020.
HelloFresh SE (Ticker: HLFFF) is a global leader in meal kits (boxes that are delivered to customers with all food ingredients and recipe instructions to prepare the meal at home). The company holds leading market positions in the US and numerous European countries, posting strong sales growth in recent years with improving unit economics. As an online pureplay, the company performed well in 2019 and early 2020, with positive growth inflection following COVID-19. As restrictions on mobility and stay at home restrictions were first implemented in numerous countries in March 2020, the company saw demand acceleration from new and repeat customers. The continuously strong customer interest allowed the company to significantly outperform expectations with management beating and raising sales and earnings guidance multiple times throughout the year. The increase in customer numbers significantly improved profitability, and strong cash flows supported sustainable growth and higher valuations.
For 2020, security selection in the materials and financials sectors detracted from the Fund’s performance versus the Benchmark. At the country level, while the United Kingdom and South Korea both contributed positively to Fund’s absolute performance, these positions detracted from the Fund’s performance versus the Benchmark.
The most significant detractor from returns for the year was Leonardo SpA (Ticker: FINMY). The company is one of the largest helicopter manufacturers globally, with high exposure to defense and offshore oil exploration. The company had seen years of cash flow headwinds driven partly by internal missteps but also by the nature of their business. As orders and deliveries can be in the billions of dollars, the working capital swings can be difficult to manage. In 2019, we saw signs that the tide was changing. With high leverage and slightly improving cashflow, the upside potential was substantial. However, at the onset of coronavirus, companies with weak cashflow and levered balance sheets were hit the hardest. The company’s main manufacturing facility was also in the epicenter of the COVID-19 outbreak in Italy. With zero visibility on deliveries, plant openings or end market demand from oil majors, the stock declined materially. This led to it being one of the largest detractors for the year.
CAE, Inc. (Ticker: CAE) is the market leading flight simulator manufacturer with a mix of both civil and defense customers. The decade long upward trajectory in air travel volume combined with a structural shortage of pilots lent itself to an accelerating growth profile for CAE, Inc. The company makes money by selling simulators to airlines and then offering training services. Margins and thus earnings increase when utilization on the simulators increases. With the onset of COVID-19, airline travel went to basically zero causing material cash burn for the company’s customers (airlines). With no cash and no demand for travel, the company’s business evaporated in a matter of weeks. Pricing in zero revenue with almost no visibility caused the stock to decline materially in a very short amount of time. This led to it being one of the largest detractors for the year.
We believe that the prospects for the global economy depend on the extent to which the virus continues to spread and the timing of the vaccine rollout. Projections suggest that most developed economies should have enough doses to immunize the most vulnerable people and frontline workers by spring and approach herd immunity by mid-year. There are obviously many risks to these projections including vaccine effectiveness, distribution, and the recent emergence of a more contagious strain in the United Kingdom. It is our expectation that market sentiment will be highly sensitive to these contingencies.
Despite these uncertainties, 2021 begins with expectations of a second half reopening and a V-shaped recovery in global growth as lowered restrictions on activity unlock consumer demand. Both monetary and fiscal authorities likely will be less active on the margin in 2021 than they were in 2020, although still quite supportive. Central banks may have reached the limits of their effectiveness with interest rates and credit spreads near lows. Looking forward, fiscal policy will have to take on a proportionally larger role than it has in recent years. Focus will be on whether governments can maintain fiscal policy of a large enough magnitude to support growth. While there are a number of risks, we foresee a potent set up for a strong recovery with the combination of supportive policy, pent up demand, and potential easing of trade uncertainty.
Broadly, 2021 looks to be a year of strong earnings growth in ex-U.S. markets, and small cap corporates should be a disproportionate beneficiary of that trend.
As always, we thank you for investing alongside us in the Driehaus International Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.
Sincerely,

Daniel Burr Portfolio Manager	David Mouser Portfolio Manager	Ryan Carpenter Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)	29.71%	12.01%	13.26%	9.89%
MSCI AC World ex USA Small Cap Growth Index-N1	23.69%	8.00%	10.92%	6.97%

[1]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.86%
EUROPE — 61.60%
United Kingdom — 20.89%
888 Holdings PLC	545,200	$2,128,577
ASOS PLC *	29,038	1,899,304
Aston Martin Lagonda Global Holdings PLC 1,*	66,295	1,821,328
B&M European Value Retail SA	310,235	2,189,960
Bellway PLC	51,438	2,078,590
Codemasters Group Holdings PLC *	184,200	1,647,384
Conduit Holdings Ltd. *	371,526	2,557,837
ConvaTec Group PLC [1]	1,043,373	2,842,211
Cranswick PLC	32,216	1,550,749
Electrocomponents PLC	333,300	3,967,633
Endava PLC - SP ADR 2,*	40,312	3,093,946
Fevertree Drinks PLC	110,389	3,814,682
Halfords Group PLC *	810,800	2,960,413
JD Sports Fashion PLC *	104,965	1,234,441
Kingfisher PLC *	468,814	1,733,543
LivaNova PLC 2,*	42,952	2,843,852
OSB Group PLC *	598,600	3,467,528
Pets at Home Group PLC	314,400	1,789,419
Provident Financial PLC *	443,300	1,861,073
Serco Group PLC *	1,155,168	1,887,732
Spirax-Sarco Engineering PLC	15,146	2,339,438
Stock Spirits Group PLC	529,050	1,938,915
The Weir Group PLC *	214,310	5,830,606
Vesuvius PLC	389,201	2,855,427
		60,334,588
Germany — 8.55%
Duerr AG	80,124	3,276,265
DWS Group GmbH & Co. KGaA [1]	64,781	2,754,062
flatexDEGIRO AG *	52,534	4,065,570
Hornbach Holding AG & Co. KGaA	13,894	1,335,823
Puma SE *	13,056	1,469,151
Scout24 AG [1]	29,125	2,379,916
SMA Solar Technology AG *	45,400	3,119,740
TAG Immobilien AG *	84,133	2,684,850
VERBIO Vereinigte BioEnergie AG	96,600	3,622,950
		24,708,327
Sweden — 5.09%
BHG Group AB *	106,841	2,332,443
Boozt AB 1,*	90,307	2,072,842
Elekta AB - B	244,600	3,276,914
Kindred Group PLC *	188,600	1,845,327
Mekonomen AB *	231,106	2,558,239
	Shares, Principal Amount, or Number of Contracts	Value
Tele2 AB - B	197,629	$2,614,235
		14,700,000
Netherlands — 4.61%
Alfen Beheer BV 1,*	18,198	1,836,329
Argenx SE *	9,923	2,933,629
BE Semiconductor Industries NV	41,692	2,525,260
Corbion NV	38,100	2,148,046
OCI NV *	202,231	3,883,713
		13,326,977
Finland — 4.35%
Konecranes OYJ	79,897	2,824,530
Metso Outotec OYJ	745,552	7,491,135
Tokmanni Group Corp.	113,967	2,255,983
		12,571,648
Switzerland — 4.30%
Bachem Holding AG	5,054	2,260,231
Comet Holding AG	12,394	2,785,116
Flughafen Zurich AG *	11,600	2,046,721
Softwareone Holding AG *	127,995	3,787,101
Tecan Group AG	3,165	1,552,377
		12,431,546
France — 3.87%
Coface SA *	368,148	3,692,431
Maisons du Monde SA 1,*	83,100	1,517,711
McPhy Energy SA *	40,569	1,702,425
Virbac SA *	14,706	4,275,809
		11,188,376
Denmark — 2.30%
Ascendis Pharma A/S - ADR 2,*	9,343	1,558,226
Netcompany Group A/S 1,*	27,742	2,844,869
Royal Unibrew A/S	19,202	2,223,571
		6,626,666
Ireland — 1.62%
James Hardie Industries PLC *	158,730	4,677,092
Austria — 1.52%
AT&S Austria Technologie & Systemtechnik AG	41,528	1,320,282
BAWAG Group AG 1,*	65,643	3,053,247
		4,373,529
Belgium — 1.45%
Bekaert SA	84,300	2,797,075
bpost SA *	133,200	1,381,525
		4,178,600
Luxembourg — 1.30%
Befesa SA [1]	59,686	3,764,607
Norway — 1.20%
Nordic Semiconductor ASA *	216,300	3,474,968

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Italy — 0.55%
FinecoBank Banca Fineco SpA *	95,396	$1,573,273
Total EUROPE (Cost $127,726,092)		177,930,197
FAR EAST — 23.99%
Japan — 16.39%
ASKUL Corp.	102,825	3,836,925
Capcom Co. Ltd.	26,500	1,718,596
CKD Corp.	81,049	1,737,248
Freee KK *	21,300	2,083,006
Fujitec Co. Ltd.	103,250	2,230,824
Hennge KK *	38,300	3,085,313
Ibiden Co. Ltd.	74,500	3,482,664
Iwatani Corp.	23,700	1,460,135
Lasertec Corp.	15,206	1,784,773
MINEBEA MITSUMI, Inc.	106,254	2,113,900
Nabtesco Corp.	69,227	3,038,561
Nichias Corp.	77,530	1,846,484
NSK Ltd.	301,700	2,625,577
Sugi Holdings Co. Ltd.	32,978	2,202,896
Takeuchi Manufacturing Co. Ltd.	137,800	3,254,109
TechnoPro Holdings, Inc.	28,387	2,358,276
THK Co. Ltd.	83,423	2,697,970
Tokai Carbon Co. Ltd.	174,400	2,183,437
Tokyo Tatemono Co. Ltd.	163,355	2,242,773
Tokyotokeiba Co. Ltd.	29,900	1,357,165
		47,340,632
South Korea — 3.22%
Douzone Bizon Co. Ltd.	20,068	1,922,721
Hankook Tire & Technology Co. Ltd.	84,600	3,073,541
NHN KCP Corp. *	45,582	2,876,984
Pearl Abyss Corp. *	5,938	1,423,851
		9,297,097
Australia — 1.84%
Bigtincan Holdings Ltd. *	1,981,505	1,680,405
Megaport Ltd. *	110,754	1,216,748
NEXTDC Ltd. *	257,437	2,427,301
		5,324,454
Taiwan — 1.66%
Giant Manufacturing Co. Ltd.	317,589	3,108,299
Hiwin Technologies Corp.	122,446	1,675,584
		4,783,883
China — 0.88%
Li Ning Co. Ltd.	369,934	2,543,387
Total FAR EAST (Cost $47,710,367)		69,289,453
	Shares, Principal Amount, or Number of Contracts	Value
NORTH AMERICA — 10.32%
Canada — 9.92%
Altus Group Ltd.	34,100	$1,316,422
AutoCanada, Inc.	71,100	1,318,777
Boardwalk REIT	71,870	1,905,015
Canada Goose Holdings, Inc. 2,*	40,700	1,211,639
Empire Co. Ltd. - A	58,990	1,612,273
Intertape Polymer Group, Inc.	182,600	3,462,930
K92 Mining, Inc. *	276,200	1,651,255
Methanex Corp.	63,151	2,901,801
Parkland Corp.	119,882	3,803,939
Ritchie Bros Auctioneers, Inc.	40,800	2,836,031
Sleep Country Canada Holdings, Inc. [1]	96,600	2,008,800
Xebec Adsorption, Inc. *	661,118	4,622,004
		28,650,886
Mexico — 0.40%
Grupo Cementos de Chihuahua SAB de CV	190,586	1,154,271
Total NORTH AMERICA (Cost $23,590,278)		29,805,157
SOUTH AMERICA — 1.36%
Brazil — 1.36%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	480,000	2,737,350
Rumo SA *	327,893	1,212,664
		3,950,014
Total SOUTH AMERICA (Cost $4,066,133)		3,950,014
MIDDLE EAST — 0.59%
Israel — 0.59%
Kornit Digital Ltd. 2,*	19,104	1,702,740
Total MIDDLE EAST (Cost $900,469)		1,702,740
Total COMMON STOCKS (Cost $203,993,339)		282,677,561
PREFERRED STOCKS — 0.34%
EUROPE — 0.34%
Germany — 0.34%
Jungheinrich AG, 1.24%[3]	21,864	977,172
Total EUROPE (Cost $369,742)		977,172
Total PREFERRED STOCKS (Cost $369,742)		977,172

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 2.08%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[4] (Cost $6,012,281)	6,012,281	$6,012,281

TOTAL INVESTMENTS (Cost $210,375,362)	100.28%	$289,667,014
Liabilities in Excess of Other Assets	(0.28)%	(812,499)
Net Assets	100.00%	$288,854,515

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $26,895,922, which represents 9% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Foreign security denominated and traded in U.S. dollars.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[4]	7 day current yield as of December 31, 2020, is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	97.86%
Preferred Stocks	0.34%
Short Term Investments	2.08%
Total Investments	100.28%
Liabilities In Excess of Other Assets	(0.28)%
Total Net Assets	100.00%

Regional Weightings	Percent of Total Net Assets
Europe	61.94%
Far East	23.99%
North America	12.40%
South America	1.36%
Middle East	0.59%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Air Freight & Logistics	0.48
Auto Components	1.06
Automobiles	0.63
Banks	1.61
Beverages	2.76
Biotechnology	1.56
Building Products	0.64
Capital Markets	2.36
Chemicals	3.84
Commercial Services & Supplies	2.93
Construction Materials	2.02
Consumer Finance	0.64
Containers & Packaging	1.20
Electrical Equipment	0.64
Electronic Equipment, Instruments & Components	3.94
Entertainment	1.65
Food & Staples Retailing	1.32
Food Products	0.54
Health Care Equipment & Supplies	3.09
Hotels, Restaurants & Leisure	1.85
Household Durables	1.66
Insurance	2.17
Interactive Media & Services	0.82
Internet & Direct Marketing Retail	3.52
Industry	Percent of Net Assets
IT Services	4.40
Leisure Products	1.08
Life Sciences Tools & Services	1.32
Machinery	18.34
Metals & Mining	1.54
Money Market Fund	2.08
Multiline Retail	1.54
Oil, Gas & Consumable Fuels	3.08
Pharmaceuticals	1.48
Professional Services	0.82
Real Estate Management & Development	2.83
Road & Rail	0.42
Semiconductors & Semiconductor Equipment	3.77
Software	2.96
Specialty Retail	5.70
Textiles, Apparel & Luxury Goods	1.81
Thrifts & Mortgage Finance	1.20
Trading Companies & Distributors	1.37
Transportation Infrastructure	0.71
Wireless Telecommunication Services	0.90
Liabilities In Excess of Other Assets	(0.28)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Micro Cap Growth Fund (the “Fund”) returned 85.60% for the year ended December 31, 2020. This return outperformed the Fund’s benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 40.13% for the same period.
2020 was certainly a year unlike any other. The global pandemic ended the longest bull market in modern history, caused a severe recession, a bear market and a public health crisis on a global scale. Work, school and nearly all aspects of daily life were disrupted and went virtual. Political discord and social unrest reached their worst levels in decades. Monetary and fiscal stimulus programs were record setting in size and scope. The year seemed to get off to a “normal” start, then a near complete economic shutdown and collapse due to social distancing restrictions and quarantines, which were then ultimately followed by a stunning economic recovery overall (but of course, not for all). This recovery continued into the end of the year despite various levels of continued COVID restrictions remaining in place. Entering 2021, optimism does appear to be rising, as safe, effective vaccines have been developed in record time.
Along the way, the Russell 2000® Index experienced its worst quarter ever in the first quarter and its best quarter ever in the fourth quarter, to complete the year 2020 up nearly 20%. While the market consolidated in October ahead of the U.S. national election, it rocketed higher in November and December. The month of November was the strongest month ever for the Russell 2000® Index as it gained 18.4%. Then the market followed through in December, making the three-month period the best quarter ever for the Russell 2000, up 31.4%.
While the clarity following the U.S. election may have played a role, we believe that the strength over the final two months was primarily due to the robust efficacy of the two leading COVID-19 vaccines reported in November. COVID had been the dominant theme all year and the prospect of vaccines vanquishing the virus sets up the possibility of a long-awaited economic reopening in 2021.
The potential of these vaccines bolsters our positive outlook as we start the new year. Efficacy of around 95% for the two leading candidates is a near best case scenario. This should result in a much quicker return to normalcy and a rapid economic reopening. As the vaccines are distributed over the next several months, COVID case levels should decline, perhaps sharply, economic restrictions should ease as we enter the spring and summer months and ultimately, we should reach herd immunity. The equity market is a forward-looking mechanism and it likely will continue to price in better economic growth and stronger earnings, both of which that will get a sustained boost from the reopening process.
This sanguine scenario should continue to be bullish for equities, but we don’t believe the recovery path will occur in a straight line. Vaccine distribution and public uptake on a national and global scale will be difficult and require complicated and coordinated logistics. In the U.S., federal agencies, state and local governments, and many different organizations and companies, in disparate industries, must work together. The public must also do its part to make the distribution and uptake successful. New COVID variants will need to be addressed and contained. As of early January 2021, after several weeks of distribution, the rate of uptake is already behind expectations. However, the pace of inoculations is picking up quickly and while there will likely be additional stumbles ahead, the number of vaccines administered should grow rapidly.
Despite possible short-term volatility, the intermediate-term outlook is quite encouraging as the economy exits a recession and enters what should be a new post-COVID expansion.
For the year 2020, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the health care, consumer discretionary and information technology sectors.
SiTime Corporation (ticker: SITM) was the top contributor to Fund performance for the year. SiTime is a micro-electromechanical system (MEMS) based silicon timing solutions manufacturer. The company preannounced third quarter 2020 earnings above consensus expectations led by design win/shipments into a leading 5G smartphone model that launched in the Fall 2020.
Myokardia, Inc. (ticker: MYOK) also contributed to the Fund’s performance for the year. Myokardia is a biopharmaceutical that develops precision medicine therapies for genetically defined cardiac diseases. After showing highly significant data that unequivocally demonstrated the safety and efficacy of its lead agent in the late spring, the company was acquired by Bristol Myers Squibb for over a 60% premium.
During the period, only the energy sector detracted from Fund performance. The Fund outperformed versus the Benchmark in all sectors.

The holding that detracted the most from the Fund’s return during in 2020 was Ichor Holdings, Ltd. (ticker ICHR). The company engages in designing, engineering, and manufacturing fluid delivery subsystems for semiconductor capital equipment. In the first quarter of 2020, the company’s manufacturing operations were disrupted by the lockdowns announced in California that severely impacted the first half of 2020 revenue run rates. Additionally, the company ceded share to its primary competitor as supply chain disruptions in Asia resulted in missed shipments. The Fund sold out of the position as we believe the company’s revenue recovery will trail its competitors and other semiconductor capital equipment peers coming out of the pandemic.
Skyline Champion Corporation (Ticker: SKY) also detracted from the Fund’s returns. Skyline Champion is the largest independent, publicly traded, factory-built housing company in North America. The company was a top detractor from performance due to the stock’s significant decline in March when production was halted and much of its dealer customers were closed due to the COVID-19 pandemic. Production has since been negatively impacted by labor availability issues.
Heading into 2021, we see several key drivers of strong economic and earnings improvement including: massive stimulus, decades-low inventories in many key industries, decades-high levels of savings and household net worth gains, improving employment and massive pent up consumer demand. We expect these drivers to fuel mid-single digit GDP growth, possibly reaching the 6-7% range, driven by the consumer. Historically, equities do well in the initial year of a new economic expansion and small caps have historically outperformed large caps during such time.
Overall, we see many dynamic investment opportunities in improving or sustainable industries, many of which fit our investment philosophy of companies exhibiting positive growth inflections, differentiation, market share gains, growing revenues and expanding margins and earnings, which often lead to expectations being exceeded over time.
Thank you for investing alongside us in the Driehaus Micro Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	5 Years	Since Inception (11/18/13 - 12/31/20)	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	85.60%	37.18%	30.46%	23.01%	20.24%
Russell Microcap® Growth Index[2]	40.13%	14.04%	13.08%	10.11%	11.57%

[1]	The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for periods prior to November 18, 2016, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by FTSE Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.40%
HEALTH CARE — 30.94%
Biotechnology — 15.80%
Aeglea BioTherapeutics, Inc.*	33,863	$266,502
Apellis Pharmaceuticals, Inc.*	39,710	2,271,412
Applied Therapeutics, Inc.*	54,255	1,194,153
Aziyo Biologics, Inc. - A*	46,008	627,089
Black Diamond Therapeutics, Inc.*	38,785	1,243,059
Celldex Therapeutics, Inc.*	48,023	841,363
Cogent Biosciences, Inc.*	69,159	776,656
Crinetics Pharmaceuticals, Inc.*	108,654	1,533,108
Cytokinetics, Inc.*	201,385	4,184,780
Gamida Cell Ltd.1,*	146,631	1,230,234
Immunovant, Inc.*	69,127	3,192,976
Kura Oncology, Inc.*	36,975	1,207,603
Merus NV1,*	78,061	1,368,409
Mirati Therapeutics, Inc.*	8,189	1,798,632
Mirum Pharmaceuticals, Inc.*	55,172	963,303
Natera, Inc.*	63,419	6,311,459
Olema Pharmaceuticals, Inc.*	25,870	1,243,830
PMV Pharmaceuticals, Inc.*	32,430	1,994,769
Relay Therapeutics, Inc.*	60,921	2,531,877
SpringWorks Therapeutics, Inc.*	77,316	5,606,956
Trillium Therapeutics, Inc.1,*	127,672	1,878,055
Turning Point Therapeutics, Inc.*	26,411	3,218,180
Twist Bioscience Corp.*	33,503	4,733,639
Xenon Pharmaceuticals, Inc.1,*	47,081	724,106
Y-mAbs Therapeutics, Inc.*	38,343	1,898,362
		52,840,512
Health Care Equipment & Supplies — 5.88%
Alphatec Holdings, Inc.*	240,096	3,486,194
Axonics Modulation Technologies, Inc.*	58,020	2,896,358
CryoPort, Inc.*	44,075	1,934,011
GenMark Diagnostics, Inc.*	95,570	1,395,322
Inari Medical, Inc.*	14,315	1,249,556
OrthoPediatrics Corp.*	49,247	2,031,439
Pulmonx Corp.*	34,192	2,359,932
SeaSpine Holdings Corp.*	99,640	1,738,718
SI-BONE, Inc.*	85,325	2,551,218
		19,642,748
Health Care Providers & Services — 3.05%
AdaptHealth Corp.*	79,240	2,976,254
Castle Biosciences, Inc.*	55,344	3,716,350
Fulgent Genetics, Inc.*	35,075	1,827,407
Owens & Minor, Inc.	62,133	1,680,698
		10,200,709
	Shares, Principal Amount, or Number of Contracts	Value
Health Care Technology — 2.62%
Inspire Medical Systems, Inc.*	23,970	$4,508,517
Phreesia, Inc.*	45,271	2,456,405
Schrodinger, Inc.*	22,799	1,805,225
		8,770,147
Life Sciences Tools & Services — 2.14%
NeoGenomics, Inc.*	52,535	2,828,484
Personalis, Inc.*	41,332	1,513,165
Quanterix Corp.*	60,618	2,818,737
		7,160,386
Pharmaceuticals — 1.45%
Ocular Therapeutix, Inc.*	117,516	2,432,581
Odonate Therapeutics, Inc.*	79,208	1,520,793
Revance Therapeutics, Inc.*	31,693	898,180
		4,851,554
Total HEALTH CARE (Cost $53,359,284)		103,466,056
CONSUMER DISCRETIONARY — 19.61%
Hotels, Restaurants & Leisure — 3.97%
Bally's Corp.	87,585	4,399,395
Everi Holdings, Inc.*	181,804	2,510,713
GAN Ltd.1,*	143,928	2,918,860
NEOGAMES SA1,*	90,910	3,453,671
		13,282,639
Specialty Retail — 3.76%
At Home Group, Inc.*	64,180	992,223
Boot Barn Holdings, Inc.*	46,311	2,008,045
GrowGeneration Corp.*	178,913	7,195,881
MarineMax, Inc.*	26,206	917,996
OneWater Marine, Inc. - A*	50,668	1,473,932
		12,588,077
Household Durables — 3.64%
Century Communities, Inc.*	36,656	1,604,800
LGI Homes, Inc.*	11,629	1,230,929
Purple Innovation, Inc.*	123,730	4,075,666
Skyline Champion Corp.*	37,638	1,164,520
The Lovesac Co.*	74,041	3,190,427
VOXX International Corp.*	71,706	914,968
		12,181,310
Internet & Direct Marketing Retail — 3.24%
CarParts.com, Inc.*	219,426	2,718,688
Liquidity Services, Inc.*	61,636	980,629
Magnite, Inc.*	231,940	7,122,877
		10,822,194
Auto Components — 2.30%
Fox Factory Holding Corp.*	26,804	2,833,451
Modine Manufacturing Co.*	79,969	1,004,411

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
XPEL, Inc.*	74,810	$3,857,203
		7,695,065
Leisure Products — 1.32%
Malibu Boats, Inc. - A*	39,088	2,440,655
Vista Outdoor, Inc.*	82,565	1,961,744
		4,402,399
Textiles, Apparel & Luxury Goods — 1.05%
Crocs, Inc.*	55,909	3,503,258
Diversified Consumer Services — 0.33%
Aspen Group, Inc.*	98,051	1,091,308
Total CONSUMER DISCRETIONARY (Cost $33,363,581)		65,566,250
INFORMATION TECHNOLOGY — 17.00%
Software — 7.88%
Avaya Holdings Corp.*	141,668	2,712,942
ChannelAdvisor Corp.*	231,456	3,698,667
Digital Turbine, Inc.*	80,608	4,559,189
Docebo, Inc.1,*	43,690	2,843,782
Domo, Inc. - B*	71,673	4,570,587
Five9, Inc.*	9,623	1,678,251
fuboTV, Inc.*	87,122	2,439,416
PubMatic, Inc. - A*	87,997	2,460,396
Veritone, Inc.*	48,334	1,375,102
		26,338,332
Semiconductors & Semiconductor Equipment — 4.10%
Camtek Ltd.1,*	50,127	1,098,283
FormFactor, Inc.*	42,888	1,845,042
SiTime Corp.*	72,558	8,121,417
Ultra Clean Holdings, Inc.*	84,736	2,639,526
		13,704,268
Communications Equipment — 2.22%
Calix, Inc.*	160,995	4,791,211
Cambium Networks Corp.*	105,463	2,645,012
		7,436,223
IT Services — 1.89%
Endava PLC - SP ADR1,*	46,712	3,585,146
Grid Dynamics Holdings, Inc.*	121,858	1,535,411
Repay Holdings Corp.*	43,903	1,196,357
		6,316,914
Electronic Equipment, Instruments & Components — 0.91%
nLight, Inc.*	93,212	3,043,372
Total INFORMATION TECHNOLOGY (Cost $32,933,063)		56,839,109
FINANCIALS — 9.73%
Insurance — 4.30%
BRP Group, Inc. - A*	123,504	3,701,415
	Shares, Principal Amount, or Number of Contracts	Value
Goosehead Insurance, Inc. - A	28,212	$3,519,729
James River Group Holdings Ltd.	48,162	2,367,162
Kinsale Capital Group, Inc.	7,026	1,406,114
Midwest Holding, Inc.*	16,679	894,828
Palomar Holdings, Inc.*	18,041	1,602,763
Trean Insurance Group, Inc.*	68,381	895,791
		14,387,802
Banks — 2.36%
Live Oak Bancshares, Inc.	77,357	3,671,363
Silvergate Capital Corp. - A*	23,880	1,774,523
Triumph Bancorp, Inc.*	50,217	2,438,035
		7,883,921
Thrifts & Mortgage Finance — 1.37%
Meta Financial Group, Inc.	41,643	1,522,468
NMI Holdings, Inc. - A*	135,616	3,071,702
		4,594,170
Capital Markets — 1.23%
Cowen, Inc. - A	64,532	1,677,187
Open Lending Corp. - A*	69,593	2,432,971
		4,110,158
Asset Management — 0.47%
CF Finance Acquisition Corp. II - A*	143,443	1,580,742
Total FINANCIALS (Cost $18,170,604)		32,556,793
INDUSTRIALS — 9.69%
Electrical Equipment — 3.86%
Bloom Energy Corp. - A*	115,847	3,320,175
Plug Power, Inc.*	123,258	4,179,679
TPI Composites, Inc.*	64,090	3,382,670
Vicor Corp.*	21,939	2,023,215
		12,905,739
Machinery — 3.74%
Chart Industries, Inc.*	40,693	4,793,228
Hydrofarm Holdings Group, Inc.*	58,284	3,064,573
Terex Corp.	56,040	1,955,236
The Shyft Group, Inc.	95,226	2,702,514
		12,515,551
Commercial Services & Supplies — 0.84%
Montrose Environmental Group, Inc.*	90,624	2,805,719
Professional Services — 0.83%
Upwork, Inc.*	80,264	2,770,713
Construction & Engineering — 0.42%
Ameresco, Inc. - A*	26,763	1,398,099
Total INDUSTRIALS (Cost $14,945,428)		32,395,821

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
CONSUMER STAPLES — 5.12%
Food Products — 2.45%
Freshpet, Inc.*	16,674	$2,367,541
Laird Superfood, Inc.*	27,868	1,318,714
SunOpta, Inc.1,*	182,762	2,132,833
Village Farms International, Inc.1,*	233,168	2,364,323
		8,183,411
Beverages — 1.90%
Celsius Holdings, Inc.*	126,153	6,346,757
Tobacco — 0.77%
Turning Point Brands, Inc.	58,325	2,598,962
Total CONSUMER STAPLES (Cost $8,321,721)		17,129,130
COMMUNICATION SERVICES — 2.13%
Diversified Telecommunication Services — 1.11%
Bandwidth, Inc. - A*	24,183	3,716,202
Media — 1.02%
Cardlytics, Inc.*	23,782	3,395,356
Total COMMUNICATION SERVICES (Cost $2,591,834)		7,111,558
MATERIALS — 1.83%
Metals & Mining — 1.15%
Arconic Corp.*	76,874	2,290,845
Warrior Met Coal, Inc.	73,358	1,563,993
		3,854,838
Construction Materials — 0.68%
Forterra, Inc.*	132,537	2,278,973
Total MATERIALS (Cost $5,138,171)		6,133,811
UTILITIES — 1.32%
Independent Power and Renewable Electricity Producers — 1.32%
Sunnova Energy International, Inc.*	97,585	4,404,011
Total UTILITIES (Cost $1,378,788)		4,404,011
ENERGY — 1.25%
Energy Equipment & Services — 0.71%
Aspen Aerogels, Inc.*	92,266	1,539,920
DMC Global, Inc.	19,663	850,425
		2,390,345
Oil, Gas & Consumable Fuels — 0.54%
Matador Resources Co.*	148,821	1,794,781
Total ENERGY (Cost $3,940,842)		4,185,126
	Shares, Principal Amount, or Number of Contracts	Value
REAL ESTATE — 0.78%
Real Estate Management & Development — 0.78%
eXp World Holdings, Inc.*	41,406	$2,613,547
Total REAL ESTATE (Cost $1,909,237)		2,613,547
Total COMMON STOCKS (Cost $176,052,553)		332,401,212
SHORT TERM INVESTMENTS — 0.62%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[2] (Cost $2,068,996)	2,068,996	2,068,996

TOTAL INVESTMENTS (Cost $178,121,549)	100.02%	$334,470,208
Liabilities In Excess of Other Assets	(0.02)%	(79,244)
Net Assets	100.00%	$334,390,964

PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2020, is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	99.40%
Short Term Investments	0.62%
Total Investments	100.02%
Liabilities In Excess of Other Assets	(0.02)%
Total Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Asset Management	0.47
Auto Components	2.30
Banks	2.36
Beverages	1.90
Biotechnology	15.80
Capital Markets	1.23
Commercial Services & Supplies	0.84
Communications Equipment	2.22
Construction & Engineering	0.42
Construction Materials	0.68
Diversified Consumer Services	0.33
Diversified Telecommunication Services	1.11
Electrical Equipment	3.86
Electronic Equipment, Instruments & Components	0.91
Energy Equipment & Services	0.71
Food Products	2.45
Health Care Equipment & Supplies	5.88
Health Care Providers & Services	3.05
Health Care Technology	2.62
Hotels, Restaurants & Leisure	3.97
Household Durables	3.64
Independent Power and Renewable Electricity Producers	1.32
Industry	Percent of Net Assets
Insurance	4.30
Internet & Direct Marketing Retail	3.24
IT Services	1.89
Leisure Products	1.32
Life Sciences Tools & Services	2.14
Machinery	3.74
Media	1.02
Metals & Mining	1.15
Money Market Fund	0.62
Oil, Gas & Consumable Fuels	0.54
Pharmaceuticals	1.45
Professional Services	0.83
Real Estate Management & Development	0.78
Semiconductors & Semiconductor Equipment	4.10
Software	7.88
Specialty Retail	3.76
Textiles, Apparel & Luxury Goods	1.05
Thrifts & Mortgage Finance	1.37
Tobacco	0.77
Liabilities In Excess of Other Assets	(0.02)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned 63.77% and Institutional class (DNSMX) returned 64.39% for the year ended December 31, 2020. This return outperformed the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 34.63% for the same period.
2020 was certainly a year unlike any other. The global pandemic ended the longest bull market in modern history, caused a severe recession, a bear market and a public health crisis on a global scale. Work, school and nearly all aspects of daily life were disrupted and went virtual. Political discord and social unrest reached their worst levels in decades. Monetary and fiscal stimulus programs were record setting in size and scope. The year seemed to get off to a “normal” start, then a near complete economic shutdown and collapse due to social distancing restrictions and quarantines, which were then ultimately followed by a stunning economic recovery overall (but of course, not for all). This recovery continued into the end of the year despite various levels of continued COVID restrictions remaining in place. Entering 2021, optimism does appear to be rising as safe, effective vaccines have been developed in record time.
Along the way, the Russell 2000® Index experienced its worst quarter ever in the first quarter and its best quarter ever in the fourth quarter, to complete the year 2020 up nearly 20%. While the market consolidated in October ahead of the U.S. national election, it rocketed higher in November and December. The month of November was the strongest month ever for the Russell 2000® Index as it gained 18.4%. Then the market followed through in December, making the three-month period the best quarter ever for the Russell 2000, up 31.4%.
While the clarity following the U.S. election may have played a role, we believe that the strength over the final two months was primarily due to the robust efficacy of the two leading COVID-19 vaccines reported in November. COVID had been the dominant theme all year and the prospect of vaccines vanquishing the virus sets up and the possibility of a long-awaited economic reopening in 2021.
The potential of these vaccines bolsters our positive outlook as we start the new year. Efficacy of around 95% for the two leading vaccines is a near best case scenario. This should result in a much quicker return to normalcy and a rapid economic reopening. As the vaccines are distributed over the next several months, COVID case levels should decline, perhaps sharply, economic restrictions should ease as we enter the spring and summer months and ultimately, we should reach herd immunity. The equity market is a forward-looking mechanism and it likely will continue to price in better economic growth and stronger earnings, both of which will get a sustained boost from the reopening process.
This sanguine scenario should continue to be bullish for equities, but we don’t believe the recovery path will occur in a straight line. Vaccine distribution and public uptake on a national and global scale are difficult and require complicated and coordinated logistics. In the U.S., federal agencies, state and local governments, and many different organizations and companies, in disparate industries, must work together. The public must also do its part to make the distribution and uptake successful. New COVID variants will need to be addressed and contained. As of early January 2021, after several weeks of distribution, the rate of uptake is already behind expectations. However, the pace of inoculations is picking up quickly and while there will likely be additional stumbles ahead, the number of vaccines administered should grow rapidly.
Despite possible short-term volatility, the intermediate-term outlook is quite encouraging as the economy exits a recession and enters what should be a new post-COVID expansion.
For the year 2020, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the health care, information technology and consumer discretionary sectors.
Myokardia, Inc. (ticker: MYOK) was the top contributor to Fund performance for the year. Myokardia is a biopharmaceutical that develops precision medicine therapies for genetically defined cardiac diseases. After showing highly significant data that unequivocally demonstrated the safety and efficacy of its lead agent in the late spring, the company was acquired by Bristol Myers Squibb for over a 60% premium.
Fastly, Inc (ticker: FSLY) also contributed to Fund performance for the year. Fastly is a leading-edge content delivery network (CDN)/Edge compute platform vendor. The company reported strong earnings, guiding to accelerating revenue growth of 55% year over year for the second quarter of 2020 compared to 38% year over year growth in the first quarter of 2020. These levels exceeded consensus forecasts by between 15% and 20%. The company saw accelerated adoption of its platform in the e-commerce, gaming and cloud software verticals.
During the period, only the energy sector detracted from Fund performance. The Fund outperformed versus the Benchmark in all sectors.

The holding that detracted the most from the Fund’s return during in 2020 was Ichor Holdings, Ltd. (ticker ICHR). The company engages in designing, engineering, and manufacturing fluid delivery subsystems for semiconductor capital equipment. In the first quarter of 2020, the company’s manufacturing operations were disrupted by the lockdowns announced in California that severely impacted the first half of 2020 revenue run rates. Additionally, the company ceded share to its primary competitor as supply chain disruptions in Asia resulted in missed shipments. The Fund sold out of the position as we believe the company’s revenue recovery will trail its competitor and other semiconductor capital equipment peers coming out of the pandemic.
Callaway Golf Company (Ticker: ELY) also detracted from the Fund’s returns. Callaway is a premium golf equipment and active lifestyle company. The company detracted from performance due to the stock’s significant decline in March when its retail customers temporarily closed due to the COVID-19 pandemic. Callaway’s recent acquisition of Jack Wolfskin resulted in elevated financial leverage and exposure to China which made the stock particularly vulnerable to concerns about the impact of COVID-19.
Heading into 2021, we see several key drivers of strong economic and earnings improvement including: massive stimulus, decades-low inventories in many key industries, decades-high levels of savings and household net worth gains, improving employment and massive pent up consumer demand. We expect these drivers to fuel mid-single digit GDP growth, possibly reaching the 6-7% range, driven by the consumer. Historically, equities do well in the initial year of a new economic expansion and small caps have historically outperformed large caps during such time.
Overall, we see many dynamic investment opportunities in improving or sustainable industries, many of which fit our investment philosophy of companies exhibiting positive growth inflections, differentiation, market share gains, growing revenues and expanding margins and earnings, which often lead to expectations being exceeded over time.
Thank you for investing alongside us in the Driehaus Small Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	Since Inception (8/21/17 - 12/31/20)	5 Years	10 Years
Driehaus Small Cap Growth Fund Investor Class (DVSMX)[1]	63.77%	33.39%	35.87%	27.98%	19.81%
Driehaus Small Cap Growth Fund Institutional Class (DNSMX)[1]	64.39%	33.79%	36.26%	28.23%	19.93%
Russell 2000® Growth Index[2]	34.63%	16.20%	19.11%	16.36%	13.48%

[1]	The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2000® Growth Index measures the performance of the small cap growth segment of the US Equity universe. It includes those Russell 2000® companies with higher price-value ratio and higher forecasted growth values. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.25%
HEALTH CARE — 24.98%
Biotechnology — 17.20%
Apellis Pharmaceuticals, Inc.*	38,148	$2,182,066
Argenx SE - ADR1,*	5,881	1,729,543
Ascendis Pharma A/S - ADR1,*	17,580	2,931,992
Black Diamond Therapeutics, Inc.*	47,327	1,516,830
Blueprint Medicines Corp.*	30,217	3,388,836
Cytokinetics, Inc.*	161,495	3,355,866
Halozyme Therapeutics, Inc.*	92,790	3,963,061
Immunovant, Inc.*	58,826	2,717,173
Invitae Corp.*	158,989	6,647,330
Mirati Therapeutics, Inc.*	8,946	1,964,900
Natera, Inc.*	77,087	7,671,698
Olema Pharmaceuticals, Inc.*	31,676	1,522,982
Relay Therapeutics, Inc.*	73,963	3,073,902
SpringWorks Therapeutics, Inc.*	95,059	6,893,679
Trillium Therapeutics, Inc.1,*	116,065	1,707,316
Turning Point Therapeutics, Inc.*	32,376	3,945,016
Twist Bioscience Corp.*	26,141	3,693,462
Zentalis Pharmaceuticals, Inc.*	42,365	2,200,438
		61,106,090
Health Care Technology — 2.03%
Inspire Medical Systems, Inc.*	28,622	5,383,512
Schrodinger, Inc.*	23,050	1,825,099
		7,208,611
Life Sciences Tools & Services — 2.00%
Maravai LifeSciences Holdings, Inc. - A*	75,673	2,122,628
NeoGenomics, Inc.*	43,071	2,318,943
Repligen Corp.*	13,967	2,676,496
		7,118,067
Health Care Equipment & Supplies — 1.68%
AtriCure, Inc.*	29,792	1,658,520
Inari Medical, Inc.*	17,085	1,491,350
SI-BONE, Inc.*	93,883	2,807,102
		5,956,972
Health Care Providers & Services — 1.55%
AdaptHealth Corp.*	83,174	3,124,015
Guardant Health, Inc.*	18,570	2,393,302
		5,517,317
Pharmaceuticals — 0.52%
Intra-Cellular Therapies, Inc.*	58,235	1,851,873
Total HEALTH CARE (Cost $46,544,908)		88,758,930
	Shares, Principal Amount, or Number of Contracts	Value
INFORMATION TECHNOLOGY — 20.64%
Software — 11.42%
Avaya Holdings Corp.*	124,864	$2,391,146
C3.ai, Inc. - A*	36,451	5,057,576
ChannelAdvisor Corp.*	157,851	2,522,459
Docebo, Inc.1,*	38,527	2,507,722
Elastic NV*	30,294	4,426,862
Five9, Inc.*	28,648	4,996,211
fuboTV, Inc.*	67,041	1,877,148
PubMatic, Inc. - A*	65,774	1,839,041
Q2 Holdings, Inc.*	26,848	3,397,078
RingCentral, Inc. - A*	9,950	3,770,752
Sprout Social, Inc. - A*	65,074	2,955,010
Unity Software, Inc.*	10,670	1,637,525
Zscaler, Inc.*	15,992	3,193,762
		40,572,292
Semiconductors & Semiconductor Equipment — 6.01%
Lattice Semiconductor Corp.*	91,408	4,188,315
SiTime Corp.*	64,206	7,186,578
SunPower Corp.*	103,331	2,649,407
Synaptics, Inc.*	45,656	4,401,238
Ultra Clean Holdings, Inc.*	93,227	2,904,021
		21,329,559
IT Services — 1.46%
Endava PLC - SP ADR1,*	33,662	2,583,559
LiveRamp Holdings, Inc.*	35,744	2,616,103
		5,199,662
Communications Equipment — 1.07%
Calix, Inc.*	127,949	3,807,762
Electronic Equipment, Instruments & Components — 0.68%
nLight, Inc.*	74,175	2,421,814
Total INFORMATION TECHNOLOGY (Cost $46,626,868)		73,331,089
CONSUMER DISCRETIONARY — 18.75%
Textiles, Apparel & Luxury Goods — 3.58%
Crocs, Inc.*	77,061	4,828,642
Deckers Outdoor Corp.*	14,797	4,243,484
Tapestry, Inc.	117,048	3,637,852
		12,709,978
Hotels, Restaurants & Leisure — 3.18%
Brinker International, Inc.	74,882	4,236,075
Caesars Entertainment, Inc.*	53,015	3,937,424
Churchill Downs, Inc.	15,992	3,115,081
		11,288,580
Auto Components — 2.95%
Fox Factory Holding Corp.*	27,690	2,927,110
Gentherm, Inc.*	44,100	2,876,202

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Visteon Corp.*	37,383	$4,692,314
		10,495,626
Specialty Retail — 2.68%
GrowGeneration Corp.*	100,664	4,048,706
Lithia Motors, Inc. - A	13,742	4,021,871
National Vision Holdings, Inc.*	32,171	1,457,025
		9,527,602
Leisure Products — 2.45%
BRP, Inc.[1]	44,570	2,940,729
Rush Street Interactive, Inc.*	114,579	2,480,635
YETI Holdings, Inc.*	47,751	3,269,511
		8,690,875
Household Durables — 1.76%
LGI Homes, Inc.*	17,226	1,823,372
Purple Innovation, Inc.*	75,885	2,499,652
TopBuild Corp.*	10,419	1,917,930
		6,240,954
Internet & Direct Marketing Retail — 1.28%
Fiverr International Ltd.1,*	9,031	1,761,948
Magnite, Inc.*	90,495	2,779,102
		4,541,050
Diversified Consumer Services — 0.87%
Chegg, Inc.*	34,459	3,112,681
Total CONSUMER DISCRETIONARY (Cost $40,671,067)		66,607,346
INDUSTRIALS — 16.32%
Electrical Equipment — 4.66%
Array Technologies, Inc.*	50,496	2,178,397
Bloom Energy Corp. - A*	90,302	2,588,055
Generac Holdings, Inc.*	17,001	3,866,197
Plug Power, Inc.*	147,946	5,016,849
Vicor Corp.*	31,534	2,908,066
		16,557,564
Machinery — 4.32%
Altra Industrial Motion Corp.	39,067	2,165,484
Chart Industries, Inc.*	42,011	4,948,476
Hydrofarm Holdings Group, Inc.*	51,788	2,723,013
Kornit Digital Ltd.1,*	21,809	1,943,836
The Shyft Group, Inc.	125,648	3,565,890
		15,346,699
Professional Services — 2.02%
ASGN, Inc.*	17,644	1,473,803
Exponent, Inc.	18,300	1,647,549
Upwork, Inc.*	117,832	4,067,561
		7,188,913
	Shares, Principal Amount, or Number of Contracts	Value
Building Products — 1.71%
Advanced Drainage Systems, Inc.	23,570	$1,969,980
Builders FirstSource, Inc.*	46,536	1,899,134
Trex Co., Inc.*	26,244	2,197,148
		6,066,262
Aerospace & Defense — 1.19%
Axon Enterprise, Inc.*	17,432	2,135,943
Kratos Defense & Security Solutions, Inc.*	76,097	2,087,341
		4,223,284
Trading Companies & Distributors — 0.92%
Applied Industrial Technologies, Inc.	20,266	1,580,546
H&E Equipment Services, Inc.	56,351	1,679,823
		3,260,369
Airlines — 0.92%
Alaska Air Group, Inc.	62,638	3,257,176
Road & Rail — 0.58%
Saia, Inc.*	11,454	2,070,883
Total INDUSTRIALS (Cost $35,333,585)		57,971,150
FINANCIALS — 7.52%
Insurance — 2.99%
BRP Group, Inc. - A*	62,149	1,862,606
Goosehead Insurance, Inc. - A	13,157	1,641,467
James River Group Holdings Ltd.[1]	29,876	1,468,405
Kinsale Capital Group, Inc.	19,193	3,841,095
Palomar Holdings, Inc.*	20,266	1,800,432
		10,614,005
Capital Markets — 2.19%
Cohen & Steers, Inc.	36,374	2,702,588
Open Lending Corp. - A*	59,501	2,080,155
PJT Partners, Inc. - A	39,909	3,003,152
		7,785,895
Banks — 1.50%
Triumph Bancorp, Inc.*	61,076	2,965,240
Western Alliance Bancorp	39,235	2,352,138
		5,317,378
Thrifts & Mortgage Finance — 0.84%
NMI Holdings, Inc. - A*	132,114	2,992,382
Total FINANCIALS (Cost $20,056,789)		26,709,660
COMMUNICATION SERVICES — 3.77%
Entertainment — 1.50%
Roku, Inc.*	16,031	5,322,613

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Diversified Telecommunication Services — 1.18%
Bandwidth, Inc. - A*	27,208	$4,181,053
Media — 1.09%
Cardlytics, Inc.*	27,208	3,884,486
Total COMMUNICATION SERVICES (Cost $8,556,443)		13,388,152
ENERGY — 1.72%
Oil, Gas & Consumable Fuels — 1.05%
Cimarex Energy Co.	42,667	1,600,439
Clean Energy Fuels Corp.*	272,090	2,138,628
		3,739,067
Energy Equipment & Services — 0.67%
Cactus, Inc. - A	91,736	2,391,557
Total ENERGY (Cost $5,456,947)		6,130,624
MATERIALS — 1.71%
Chemicals — 1.25%
The Scotts Miracle-Gro Co.	7,790	1,551,300
Tronox Holdings PLC - A1	196,301	2,869,921
		4,421,221
Metals & Mining — 0.46%
MP Materials Corp.*	51,100	1,643,887
Total MATERIALS (Cost $4,134,279)		6,065,108
CONSUMER STAPLES — 1.67%
Food Products — 0.96%
Freshpet, Inc.*	24,020	3,410,600
Beverages — 0.71%
Celsius Holdings, Inc.*	50,020	2,516,506
Total CONSUMER STAPLES (Cost $2,700,549)		5,927,106
UTILITIES — 1.45%
Independent Power and Renewable Electricity Producers — 1.45%
Sunnova Energy International, Inc.*	113,911	5,140,803
Total UTILITIES (Cost $2,400,232)		5,140,803
REAL ESTATE — 0.72%
Real Estate Management & Development — 0.72%
Redfin Corp.*	37,203	2,553,242
Total REAL ESTATE (Cost $819,299)		2,553,242
Total COMMON STOCKS (Cost $213,300,966)		352,583,210
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 1.18%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.02%[2] (Cost $4,179,137)	4,179,137	$4,179,137

TOTAL INVESTMENTS (Cost $217,480,103)	100.43%	$356,762,347
Liabilities In Excess of Other Assets	(0.43)%	(1,519,321)
Net Assets	100.00%	$355,243,026

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2020, is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	99.25%
Short Term Investments	1.18%
Total Investments	100.43%
Liabilities In Excess of Other Assets	(0.43)%
Total Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Aerospace & Defense	1.19
Airlines	0.92
Auto Components	2.95
Banks	1.50
Beverages	0.71
Biotechnology	17.20
Building Products	1.71
Capital Markets	2.19
Chemicals	1.25
Communications Equipment	1.07
Diversified Consumer Services	0.87
Diversified Telecommunication Services	1.18
Electrical Equipment	4.66
Electronic Equipment, Instruments & Components	0.68
Energy Equipment & Services	0.67
Entertainment	1.50
Food Products	0.96
Health Care Equipment & Supplies	1.68
Health Care Providers & Services	1.55
Health Care Technology	2.03
Hotels, Restaurants & Leisure	3.18
Household Durables	1.76
Independent Power and Renewable Electricity Producers	1.45
Industry	Percent of Net Assets
Insurance	2.99
Internet & Direct Marketing Retail	1.28
IT Services	1.46
Leisure Products	2.45
Life Sciences Tools & Services	2.00
Machinery	4.32
Media	1.09
Metals & Mining	0.46
Money Market Fund	1.18
Oil, Gas & Consumable Fuels	1.05
Pharmaceuticals	0.52
Professional Services	2.02
Real Estate Management & Development	0.72
Road & Rail	0.58
Semiconductors & Semiconductor Equipment	6.01
Software	11.42
Specialty Retail	2.68
Textiles, Apparel & Luxury Goods	3.58
Thrifts & Mortgage Finance	0.84
Trading Companies & Distributors	0.92
Liabilities In Excess of Other Assets	(0.43)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small/Mid Cap Growth Fund (the “Fund”) returned 74.23% for the period from inception on May 1, 2020 through December 31, 2020. This return outperformed the Fund’s benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned 57.67% for the same period.
2020 was certainly a year unlike any other. The global pandemic ended the longest bull market in modern history, caused a severe recession, a bear market and a public health crisis on a global scale. Work, school and nearly all aspects of daily life were disrupted and went virtual. Political discord and social unrest reached their worst levels in decades. Monetary and fiscal stimulus programs were record setting in size and scope. The year seemed to get off to a “normal” start, then a near complete economic shutdown and collapse due to social distancing restrictions and quarantines, which were then ultimately followed by a stunning economic recovery overall (but of course, not for all). This recovery continued into the end of the year despite various levels of continued COVID restrictions remaining in place. Entering 2021, optimism does appear to be rising, as safe, effective vaccines have been developed in record time.
Along the way, the Russell 2000® Index experienced its worst quarter ever in the first quarter and its best quarter ever in the fourth quarter, to complete the year 2020 up nearly 20%. While the market consolidated in October ahead of the US national election, it rocketed higher in November and December. The month of November was the strongest month ever for the Russell 2000® Index as it gained 18.4%. Then the market followed through in December, making the three-month period the best quarter ever for the Russell 2000, up 31.4%.
While the clarity following the U.S. election may have played a role, we believe that the strength over the final two months was primarily due to the robust efficacy of the two leading COVID-19 vaccines reported in November. COVID had been the dominant theme all year and the prospect of vaccines vanquishing the virus sets up the possibility of a long-awaited economic reopening in 2021.
The potential of these vaccines bolsters our positive outlook as we start the new year. Efficacy of around 95% for the two leading candidates is a near best case scenario. This should result in a much quicker return to normalcy and a rapid economic reopening. As the vaccines are distributed over the next several months, COVID case levels should decline, perhaps sharply, economic restrictions should ease as we enter the spring and summer months and ultimately, we should reach herd immunity. The equity market is a forward-looking mechanism and it likely will continue to price in better economic growth and stronger earnings, both of which that will get a sustained boost from the reopening process.
This sanguine scenario should continue to be bullish for equities, but we don’t believe the recovery path will occur in a straight line. Vaccine distribution and public uptake on a national and global scale will be difficult and require complicated and coordinated logistics. In the U.S., federal agencies, state and local governments, and many different organizations and companies, in disparate industries, must work together. The public must also do its part to make the distribution and uptake successful. New COVID variants will need to be addressed and contained. As of early January 2021, after several weeks of distribution, the rate of uptake is already behind expectations. However, the pace of inoculations is picking up quickly and while there will likely be additional stumbles ahead, the number of vaccines administered should grow rapidly.
Despite possible short-term volatility, the intermediate-term outlook is quite encouraging as the economy exits a recession and enters what should be a new post-COVID expansion.
For the year 2020, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology, health care, communication services and consumer discretionary sectors.
Myokardia, Inc. (ticker: MYOK) was the top contributor to the Fund’s performance for the year. Myokardia is a biopharmaceutical that develops precision medicine therapies for genetically defined cardiac diseases. After showing highly significant data that unequivocally demonstrated the safety and efficacy of its lead agent in the late spring, the company was acquired by Bristol Myers Squibb for over a 60% premium.
Roku, Inc. Class A (ticker: ROKU-US) was also a top contributor to Fund performance for the year. Roku is an Over-The-Top (OTT) streaming platform company. Roku reported strong third quarter 2020 earnings in early November that were broadly better than consensus on all metrics. Additionally, industry reports indicate Roku and HBO Max are near an agreement for content distribution/revenue sharing which validates Roku as industry leading OTT platform.
During the period, security selection in financials and industrials detracted from the Fund’s performance versus the Benchmark.

The holding that detracted the most from the Fund’s return during in 2020 was Global Blood Therapeutics (ticker: GBT). The company develops novel therapies to treat rare diseases, and late in 2019 received FDA approval to market its first therapy in sickle cell disease. COVID-19 was particularly disruptive to the company’s commercial launch, given the limited ability of their sales organization to meet with physicians and the reduction in patient office visits due to virus concerns. As a result, Global Blood Therapeutics revenue estimates fell and visibility into product peak sales was reduced, leading to stock price depreciation.
FTI Consulting (ticker: FCN) also detracted from the Fund’s returns. FTI Consulting is a consultancy that provides advisory services for legal, financial, operational, regulatory, and transactional matters. The company was experiencing accelerating revenue and earnings growth heading into 2020 with strong demand for restructuring and economic consulting services as well as new talent additions. However, when the COVID pandemic hit in the first quarter of 2020 it significantly disrupted their consultants’ ability to travel to clients, and the court system shut down preventing many business activities critical to the company to come to an abrupt halt. For the first time in over a year earnings estimates were revised lower due to a lack of visibility presented by the pandemic, and the stock began to languish. Although demand remained strong, FTI Consulting’s ability to execute was severely limited for the foreseeable future.
Heading into 2021, we see several key drivers of strong economic and earnings improvement including: massive stimulus, decades-low inventories in many key industries, decades-high levels of savings and household net worth gains, improving employment and massive pent up consumer demand. We expect these drivers to fuel mid-single digit GDP growth, possibly reaching the 6-7% range, driven by the consumer. Historically, equities do well in the initial year of a new economic expansion and small caps have historically outperformed large caps during such time.
Overall, we see many dynamic investment opportunities in improving or sustainable industries, many of which fit our investment philosophy of companies exhibiting positive growth inflections, differentiation, market share gains, growing revenues and expanding margins and earnings, which often lead to expectations being exceeded over time.
Thank you for investing alongside us in the Driehaus Small/Mid Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small/Mid Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since May 1, 2020 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/20	Since Inception (5/1/20 - 12/31/20)
Driehaus Small/Mid Cap Growth Fund (DSMDX)[1]	74.23%
Russell 2500® Growth Index[2]	57.67%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2500® Growth Index measures the performance of the small to midcap growth segment of the US Equity universe. It measures the performance of those Russell 2500® Index companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small to midcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 100.30%
INFORMATION TECHNOLOGY — 26.52%
Software — 13.48%
Avalara, Inc.*	654	$107,838
C3.ai, Inc. - A*	1,788	248,085
Coupa Software, Inc.*	362	122,686
DocuSign, Inc.*	358	79,583
Elastic NV*	1,572	229,716
Five9, Inc.*	1,677	292,469
Palantir Technologies, Inc. - A*	3,130	73,712
RingCentral, Inc. - A*	892	338,041
Sprout Social, Inc. - A*	2,570	116,704
Unity Software, Inc.*	745	114,335
Zscaler, Inc.*	1,392	277,996
		2,001,165
Semiconductors & Semiconductor Equipment — 7.37%
Enphase Energy, Inc.*	879	154,238
Lattice Semiconductor Corp.*	3,036	139,110
MKS Instruments, Inc.	968	145,636
Monolithic Power Systems, Inc.	466	170,663
Qorvo, Inc.*	1,241	206,341
Synaptics, Inc.*	2,111	203,500
Teradyne, Inc.	617	73,972
		1,093,460
IT Services — 4.64%
Endava PLC - SP ADR1,*	1,420	108,985
EPAM System, Inc.*	250	89,587
LiveRamp Holdings, Inc.*	1,266	92,659
MongoDB, Inc.*	918	329,599
Snowflake, Inc. - A*	243	68,380
		689,210
Electronic Equipment, Instruments & Components — 1.03%
Trimble, Inc.*	2,288	152,770
Total INFORMATION TECHNOLOGY (Cost $2,807,776)		3,936,605
HEALTH CARE — 20.99%
Biotechnology — 14.56%
Alnylam Pharmaceuticals, Inc.*	803	104,366
Argenx SE - ADR1,*	310	91,168
Ascendis Pharma A/S - ADR1,*	1,160	193,465
Blueprint Medicines Corp.*	1,872	209,945
Exact Sciences Corp.*	1,118	148,124
Halozyme Therapeutics, Inc.*	3,273	139,790
Invitae Corp.*	7,160	299,360
Mirati Therapeutics, Inc.*	310	68,088
Moderna, Inc.*	445	46,489
Natera, Inc.*	2,633	262,036
Relay Therapeutics, Inc.*	2,435	101,199
	Shares, Principal Amount, or Number of Contracts	Value
Sarepta Therapeutics, Inc.*	478	$81,494
Seagen, Inc.*	859	150,445
SpringWorks Therapeutics, Inc.*	2,449	177,601
Turning Point Therapeutics, Inc.*	724	88,219
		2,161,789
Health Care Equipment & Supplies — 2.71%
DexCom, Inc.*	155	57,306
Insulet Corp.*	546	139,574
Intuitive Surgical, Inc.*	157	128,442
Tandem Diabetes Care, Inc.*	812	77,692
		403,014
Life Sciences Tools & Services — 2.42%
Bio-Techne Corp.	224	71,131
Maravai LifeSciences Holdings, Inc. - A*	2,870	80,504
Medpace Holdings, Inc.*	676	94,099
Repligen Corp.*	589	112,870
		358,604
Health Care Providers & Services — 0.77%
Guardant Health, Inc.*	884	113,930
Health Care Technology — 0.53%
Schrodinger, Inc.*	987	78,151
Total HEALTH CARE (Cost $2,600,056)		3,115,488
INDUSTRIALS — 18.64%
Electrical Equipment — 4.20%
Array Technologies, Inc.*	2,153	92,880
Generac Holdings, Inc.*	892	202,850
Plug Power, Inc.*	5,234	177,485
Sunrun, Inc.*	774	53,700
Vicor Corp.*	1,046	96,462
		623,377
Machinery — 3.31%
AGCO Corp.	1,242	128,038
Chart Industries, Inc.*	1,173	138,168
Graco, Inc.	1,632	118,075
The Toro Co.	1,131	107,264
		491,545
Building Products — 1.90%
Carrier Global Corp.	2,718	102,523
Fortune Brands Home & Security, Inc.	993	85,120
Trex Co., Inc.*	1,134	94,938
		282,581
Professional Services — 1.69%
ASGN, Inc.*	772	64,485
Clarivate PLC1,*	6,267	186,193
		250,678

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Trading Companies & Distributors — 1.68%
Applied Industrial Technologies, Inc.	871	$67,929
United Rentals, Inc.*	781	181,122
		249,051
Road & Rail — 1.36%
Kansas City Southern	425	86,755
Old Dominion Freight Line, Inc.	593	115,742
		202,497
Air Freight & Logistics — 1.30%
XPO Logistics, Inc.*	1,614	192,389
Commercial Services & Supplies — 1.14%
IAA, Inc.*	1,146	74,467
Ritchie Bros Auctioneers, Inc.[1]	1,359	94,519
		168,986
Airlines — 0.97%
Alaska Air Group, Inc.	2,770	144,040
Aerospace & Defense — 0.63%
Axon Enterprise, Inc.*	763	93,490
Industrial Conglomerates — 0.46%
Carlisle Cos., Inc.	441	68,875
Total INDUSTRIALS (Cost $2,224,347)		2,767,509
CONSUMER DISCRETIONARY — 17.94%
Hotels, Restaurants & Leisure — 3.98%
Brinker International, Inc.	2,732	154,549
Caesars Entertainment, Inc.*	2,179	161,834
Chipotle Mexican Grill, Inc.*	52	72,109
Churchill Downs, Inc.	699	136,158
Planet Fitness, Inc. - A*	853	66,219
		590,869
Textiles, Apparel & Luxury Goods — 3.86%
Crocs, Inc.*	3,317	207,843
Deckers Outdoor Corp.*	664	190,422
Lululemon Athletica, Inc.1,*	180	62,645
Tapestry, Inc.	3,634	112,945
		573,855
Specialty Retail — 3.68%
Carvana Co.*	394	94,379
Five Below, Inc.*	641	112,162
Floor & Decor Holdings, Inc. - A*	910	84,493
Lithia Motors, Inc. - A	651	190,528
National Vision Holdings, Inc.*	1,423	64,448
		546,010
Leisure Products — 2.36%
BRP, Inc.[1]	1,948	128,529
Peloton Interactive, Inc. - A*	789	119,707
	Shares, Principal Amount, or Number of Contracts	Value
YETI Holdings, Inc.*	1,498	$102,568
		350,804
Auto Components — 1.93%
Fox Factory Holding Corp.*	1,069	113,004
Visteon Corp.*	1,382	173,469
		286,473
Diversified Consumer Services — 1.03%
Chegg, Inc.*	1,690	152,658
Household Durables — 0.55%
D.R. Horton, Inc.	1,178	81,188
Internet & Direct Marketing Retail — 0.55%
Chewy, Inc - A*	903	81,171
Total CONSUMER DISCRETIONARY (Cost $1,940,379)		2,663,028
COMMUNICATION SERVICES — 7.67%
Interactive Media & Services — 3.48%
Pinterest, Inc. - A*	1,159	76,378
Snap, Inc. - A*	5,163	258,511
Zillow Group, Inc. - A*	1,335	181,480
		516,369
Entertainment — 3.07%
Roku, Inc.*	1,372	455,532
Diversified Telecommunication Services — 1.12%
Bandwidth, Inc. - A*	1,082	166,271
Total COMMUNICATION SERVICES (Cost $712,842)		1,138,172
FINANCIALS — 4.77%
Capital Markets — 1.93%
Cohen & Steers, Inc.	1,612	119,771
MarketAxess Holdings, Inc.	118	67,326
MSCI, Inc.	224	100,023
		287,120
Banks — 1.48%
SVB Financial Group*	296	114,798
Western Alliance Bancorp	1,741	104,373
		219,171
Insurance — 1.36%
Kinsale Capital Group, Inc.	1,011	202,331
Total FINANCIALS (Cost $585,607)		708,622
MATERIALS — 1.80%
Chemicals — 1.80%
FMC Corp.	1,144	131,480

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
The Scotts Miracle-Gro Co.	685	$136,411
		267,891
Total MATERIALS (Cost $224,703)		267,891
UTILITIES — 0.98%
Independent Power and Renewable Electricity Producers — 0.98%
Sunnova Energy International, Inc.*	3,232	145,860
Total UTILITIES (Cost $101,830)		145,860
CONSUMER STAPLES — 0.53%
Beverages — 0.53%
The Boston Beer Co., Inc. - A*	79	78,549
Total CONSUMER STAPLES (Cost $73,885)		78,549
ENERGY — 0.46%
Energy Equipment & Services — 0.46%
Cactus, Inc. - A	2,645	68,955
Total ENERGY (Cost $72,957)		68,955
Total COMMON STOCKS (Cost $11,344,382)		14,890,679

TOTAL INVESTMENTS (Cost $11,344,382)	100.30%	$14,890,679
Liabilities In Excess of Other Assets	(0.30)%	(45,193)
Net Assets	100.00%	$14,845,486

ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and traded in U.S. dollars.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Common Stocks	100.30%
Total Investments	100.30%
Liabilities In Excess of Other Assets	(0.30)%
Total Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2020

Industry	Percent of Net Assets
Aerospace & Defense	0.63
Air Freight & Logistics	1.30
Airlines	0.97
Auto Components	1.93
Banks	1.48
Beverages	0.53
Biotechnology	14.56
Building Products	1.90
Capital Markets	1.93
Chemicals	1.80
Commercial Services & Supplies	1.14
Diversified Consumer Services	1.03
Diversified Telecommunication Services	1.12
Electrical Equipment	4.20
Electronic Equipment, Instruments & Components	1.03
Energy Equipment & Services	0.46
Entertainment	3.07
Health Care Equipment & Supplies	2.71
Health Care Providers & Services	0.77
Health Care Technology	0.53
Hotels, Restaurants & Leisure	3.98
Industry	Percent of Net Assets
Household Durables	0.55
Independent Power and Renewable Electricity Producers	0.98
Industrial Conglomerates	0.46
Insurance	1.36
Interactive Media & Services	3.48
Internet & Direct Marketing Retail	0.55
IT Services	4.64
Leisure Products	2.36
Life Sciences Tools & Services	2.42
Machinery	3.31
Professional Services	1.69
Road & Rail	1.36
Semiconductors & Semiconductor Equipment	7.37
Software	13.48
Specialty Retail	3.68
Textiles, Apparel & Luxury Goods	3.86
Trading Companies & Distributors	1.68
Liabilities In Excess of Other Assets	(0.30)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Event Driven Fund (“Fund”) returned 24.84% for the year ended December 31, 2020. The Fund outperformed, the S&P 500 Index (the “Benchmark”), which returned 18.40% for the same period, and the FTSE 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, which returned 0.58%.
In hindsight, our 2020 macro prediction model got it wrong. This time last year, we failed to predict “global pandemic leads to worldwide market despair followed by liquidity deluge followed by market euphoria…all before the market considers the U.S. Presidential election.” Despite our lack of precise forecasting (all kidding aside), the Fund – due largely to its multi-asset, hedged composition of idiosyncratic securities, weathered the storm. As importantly, we opportunistically made a series of attractive investments prior to, during, and after the most extreme market moves.
Within the Fund, the equity catalyst driven theme, which focuses on catalyst driven investments that are expressed predominantly through common stock investments, was the largest contributor for the Fund during 2020. During the year, the strategy generated the majority of its returns across a spectrum of events. Specifically, the Fund benefitted from equity holdings that experienced recapitalizations, regulatory approvals, and two separate acquisitions of long-time holdings (one in the healthcare industry and one in the financial industry). The Fund capitalized on idiosyncratic events across a number of different industries, particularly in the healthcare and financial sectors.
The bond with catalyst theme positions, which are event driven investments that are expressed predominantly through corporate loans and bonds, were the second most significant long exposure contributors to performance during the year. The strategy saw contributions across a number of different corporate credit positions that benefited from companies addressing capital allocation programs, debt repayment, and refinancing activity. As we head into 2021, this strategy type composes approximately 20% of the Fund’s assets. Based on the team’s belief that the opportunity set in credit will improve during 2021 and 2022, we expect the Fund’s allocation to this strategy to grow.
Risk arbitrage investments, which strive to capture valuation discrepancies between similar securities, slightly detracted from performance for the year. The Fund continued to utilize a selective approach to risk arbitrage, focusing on situations that had a line of sight to deal closure, and avoided deals with cross border regulatory risk. The Fund’s exposure in the category included cash tenders with high probabilities of success, mergers and acquisitions (M&A) with reputable and repeat buyers, and exposures that were strengthened by (downside) valuation support.
Portfolio hedges detracted the most from Fund returns during the year. Sector Exchange Traded Funds (ETF’s) in the healthcare and financials space were used to hedge the Fund’s long single security exposures in the select industries and detracted from our equity catalyst driven holdings contribution. Portfolio hedges typically utilize sector or market ETFs, as well as options or futures. These securities are generally used to hedge unwanted exposures, such as to the equity market, foreign currencies or credit risks, or to help dampen market volatility. Portfolio hedges are established at the security, industry, asset class, or market level depending on our strongest risk adjusted profile.
Within the Fund, we seek volatility below that of the Benchmark. In 2020, Fund volatility was 12.92% versus Benchmark volatility of 34.43%. Additionally, the Fund’s 100-day volatility (at December 31, 2020) was limited to 53% of the Benchmark’s. Besides reduced volatility, we also seek to provide some diversification from the Benchmark. For 2020, the Fund’s correlation to the Benchmark was 0.59.
While we cannot say precisely when volatility will arise or pinpoint what will cause it in 2021, we are confident that bouts of volatility will continue throughout the upcoming year. With it will come both opportunities for new investments and the need to protect capital. Importantly, within that context, the key tenets of our investment philosophy remain unchanged, even as portfolio construction tends to consistently adjust to the ever-changing opportunity set of our investment universe. This is a bedrock foundation of the fund’s multi strategy, multi asset class approach that capitalizes on idiosyncratic situations across the catalyst spectrum. Today, we believe that the Fund is positioned similarly to how it was this time last year: defensive, yet able to allocate aggressively as attractive opportunities arise.
As always, we thank you for investing alongside us in the Driehaus Event Driven Fund and appreciate your continued confidence in our management capabilities.
Sincerely,

Michael Caldwell Portfolio Manager	Tom McCauley Portfolio Manager	Yoav Sharon Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Event Driven Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since August 26, 2013 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/20	1 Year	3 Years	5 Years	Since Inception (8/26/13 - 12/31/20)
Driehaus Event Driven Fund (DEVDX)[1]	24.84%	12.69%	9.67%	6.80%
S&P 500 Index[2]	18.40%	14.18%	15.22%	14.00%
FTSE 3-Month T-Bill Index[3]	0.58%	1.56%	1.16%	0.80%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.
[3]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
CONVERTIBLE CORPORATE BONDS — 1.97%
Healthcare - Services — 1.62%
Progenity, Inc. 7.25%, 12/1/25[1]	$1,400,000	$2,301,295
Pharmaceuticals — 0.35%
Cytokinetics, Inc. 4.00%, 11/15/26[2]	229,000	492,052
Total CONVERTIBLE CORPORATE BONDS (Cost $1,629,000)		2,793,347
CORPORATE BONDS — 13.74%
Banks — 4.41%
JPMorgan Chase & Co. 3.69%, (3-Month USD Libor + 347 basis points), 4/30/21[2,3,4]	3,773,000	3,765,282
USB Realty Corp. 1.38%, (3-Month USD Libor + 115 basis points), 1/15/22[1,2,3,4]	3,348,000	2,502,630
		6,267,912
Diversified Financial Services — 1.03%
ILFC E-Capital Trust I 3.23%, 12/21/65[1,2,4,5]	2,189,000	1,466,630
Entertainment — 2.31%
Cinemark USA, Inc. 4.88%, 6/1/23	3,450,000	3,277,500
Lodging — 1.23%
Arrow Bidco LLC 9.50%, 3/15/24[1,2]	1,985,000	1,741,838
Oil & Gas — 1.32%
Transocean Pontus Ltd. (Cayman Islands) 6.12%, 8/1/25[1]	1,977,300	1,878,415
Telecommunications — 2.79%
Cincinnati Bell, Inc. 7.00%, 7/15/24[1,2]	1,674,000	1,740,960
Consolidated Communications, Inc. 6.50%, 10/1/28[1,2]	1,724,000	1,844,680
HC2 Holdings, Inc. 11.50%, 12/1/21[1,2]	383,500	381,582
		3,967,222
Trucking & Leasing — 0.65%
Fortress Transportation and Infrastructure Investors LLC 9.75%, 8/1/27[1]	800,000	917,000
Total CORPORATE BONDS (Cost $19,285,520)		19,516,517
COMMON STOCKS — 53.89%
Auto Manufacturers — 0.02%
Navistar International Corp.*	577	25,365
	Shares, Principal Amount, or Number of Contracts	Value
Banks — 5.16%
Eastern Bankshares, Inc.*	228,385	$3,724,959
HarborOne Bancorp, Inc.	192,787	2,093,667
Kearny Financial Corp./MD	143,220	1,512,403
		7,331,029
Biotechnology — 9.86%
Argenx SE - ADR*,2,6	4,335	1,274,880
Ascendis Pharma A/S - ADR*,2,6	9,653	1,609,927
Black Diamond Therapeutics, Inc.*	28,947	927,751
Crinetics Pharmaceuticals, Inc.*	93,261	1,315,913
Essa Pharma, Inc.*,6	12,482	148,910
Gamida Cell Ltd.*,6	205,628	1,725,219
Orchard Therapeutics PLC*,6	100,065	432,281
Relay Therapeutics, Inc.*	86,576	3,598,099
SpringWorks Therapeutics, Inc.*	30,231	2,192,352
Trillium Therapeutics, Inc.*,6	53,433	786,000
		14,011,332
Electric — 1.67%
Vistra Corp.	120,375	2,366,573
Entertainment — 0.15%
Golden Entertainment, Inc.*	10,975	218,293
Healthcare - Products — 1.72%
Alphatec Holdings, Inc.*	57,772	838,849
SeaSpine Holdings Corp.*	91,750	1,601,038
		2,439,887
Healthcare - Services — 4.56%
Invitae Corp.*	148,368	6,203,266
Progenity, Inc.*	51,023	270,932
		6,474,198
Holding Companies - Diversified — 7.51%
BCTG Acquisition Corp.*	69,240	792,106
ION Acquisition Corp. 1 Ltd.*,6	35,130	424,370
L&F Acquisition Corp./IL*	130,500	1,353,285
Montes Archimedes Acquisition Corp. - A*	234,400	2,383,848
Senior Connect Acquisition Corp. I*	125,839	1,294,883
Sustainable Opportunities Acquisition Corp. - A*	100,200	1,078,152
Tekkorp Digital Acquisition Corp. - A*	119,100	1,200,516
Thayer Ventures Acquisition Corp.*	71,467	746,830
TS Innovation Acquisitions Corp.*	132,060	1,391,913
		10,665,903
Internet — 1.95%
IAC/InterActiveCorp*	14,667	2,777,196

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Pharmaceuticals — 9.96%
AdaptHealth Corp.*,2	159,900	$6,005,844
Bausch Health Cos., Inc.*	84,655	1,760,824
Cytokinetics, Inc.*,2	193,646	4,023,964
Merus NV*,6	19,476	341,414
Odonate Therapeutics, Inc.*,2	104,911	2,014,291
		14,146,337
Real Estate (REIT's) — 2.55%
Equity Commonwealth	39,646	1,081,543
MGM Growth Properties LLC - A	81,306	2,544,878
		3,626,421
Retail — 0.90%
Tiffany & Co.	9,682	1,272,699
Savings & Loans — 2.02%
Waterstone Financial, Inc.	152,797	2,875,640
Software — 5.29%
Porch Group, Inc.*	115,593	1,649,512
Skillz, Inc.*,2	147,238	2,944,760
Slack Technologies, Inc. - A*	69,169	2,921,699
		7,515,971
Telecommunications — 0.53%
HC2 Holdings, Inc.*,2	229,654	748,672
Transportation — 0.04%
XPO Logistics, Inc.*	462	55,070
Total COMMON STOCKS (Cost $56,731,185)		76,550,586
CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B*,^	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C*,^	162,750	—
Total CONVERTIBLE PREFERRED STOCKS (Cost $0)		0
MASTER LIMITED PARTNERSHIPS — 1.02%
Trucking & Leasing — 1.02%
Fortress Transportation and Infrastructure Investors LLC	61,924	1,452,737
Total MASTER LIMITED PARTNERSHIPS (Cost $1,152,924)		1,452,737
	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 0.87%
Banks — 0.87%
GMAC Capital Trust I 6.01%, (3-Month USD Libor + 579 basis points), 2/15/40[4]	45,678	$1,241,528
Total PREFERRED STOCKS (Cost $945,618)		1,241,528
PRIVATE PREFERRED STOCKS — 2.08%
Biotechnology — 2.08%
Elevation Oncology, Inc., Series A Shares*,^	1,550,000	2,960,500
Total PRIVATE PREFERRED STOCKS (Cost $1,550,000)		2,960,500
WARRANTS — 0.46%
Montes Archimedes Acquisition Corp., Exp 1/24/25, Strike $11.50*	117,200	168,768
Skillz, Inc., Exp 2/26/27, Strike $11.50*,2	30,352	219,141
Sustainable Opportunities Acquisition Corp., Exp 6/26/25, Strike $11.50*	50,100	112,725
Tekkorp Digital Acquisition Corp., Exp 1/24/25, Strike $11.50*	59,550	144,111
X4 Pharmaceuticals, Inc., Exp 4/12/24, Strike $13.20*	5,547	3,606
Total WARRANTS (Cost $0)		648,351
SHORT TERM INVESTMENTS — 23.83%
Northern Institutional Treasury Portfolio (Premier Class), 0.01%[7] (Cost $33,855,341)	33,855,341	33,855,341

TOTAL INVESTMENTS (Cost $115,149,588)	97.86%	$139,018,907
Other Assets In Excess of Liabilities	2.14%	3,045,217
Net Assets	100.00%	$142,064,124
INVESTMENT SECURITIES SOLD SHORT AND WRITTEN CALL OPTIONS — (14.66)%
WRITTEN CALL OPTIONS — (0.11)%
Software — (0.11)%
Skillz, Inc., Strike Price $20.00, Expires 01/15/21, notional $1,058,000	(529)	(100,510)

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2020

	Shares, Principal Amount, or Number of Contracts	Value
Skillz, Inc., Strike Price $22.50, Expires 01/15/21, notional $1,190,250	(529)	$(62,157)
		(162,667)
Total WRITTEN CALL OPTIONS (Proceeds $376,509)		(162,667)
COMMON STOCKS — (1.61)%
Diversified Financial Services — (0.07)%
AerCap Holdings NV*,6	(2,277)	(103,786)
Internet — (0.67)%
ANGI Homeservices, Inc. - A*	(71,872)	(948,351)
Software — (0.84)%
salesforce.com, Inc.*	(5,364)	(1,193,651)
Telecommunications — (0.03)%
Cincinnati Bell, Inc.*	(3,000)	(45,840)
Total COMMON STOCKS (Proceeds $2,387,972)		(2,291,628)
EXCHANGE-TRADED FUNDS — (12.94)%
iShares Nasdaq Biotechnology ETF	(28,860)	(4,372,001)
SPDR S&P Biotech ETF	(99,493)	(14,006,625)
Total EXCHANGE-TRADED FUNDS (Proceeds $12,308,892)		(18,378,626)

TOTAL INVESTMENT SECURITIES SOLD SHORT AND WRITTEN CALL OPTIONS (Proceeds $15,073,373)	(14.66)%	$(20,832,921)

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
USD LIBOR	U.S. Dollar London Interbank Offered Rate.

*	Non-income producing security.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees. The security is valued using significant unobservable inputs.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $14,775,030, which represents 10% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[3]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[4]	Variable rate security. Rates disclosed as of December 31, 2020.
[5]	The coupon rate equals 155 basis points plus the highest of the LIBOR 3 Month, the Constant Maturity Treasury 10 year rate, and the Constant Maturity Treasury 30 year rate, with a maximum of 12.95%.
[6]	Foreign security denominated and traded in U.S. dollars.
[7]	7 day current yield as of December 31, 2020, is disclosed.
Percentages are stated as a percent of net assets.
Security Type	Percent of Total Net Assets
Convertible Corporate Bonds	1.97%
Corporate Bonds	13.74%
Common Stocks	53.89%
Convertible Preferred Stocks	0.00%
Master Limited Partnerships	1.02%
Preferred Stocks	0.87%
Private Preferred Stocks	2.08%
Warrants	0.46%
Short Term Investments	23.83%
Total Investments	97.86%
Other Assets In Excess of Liabilities	2.14%
Total Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2020

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,416,501,314	$60,586,126
Investments securities, at fair value	$2,181,461,136	$86,073,037
Short-term securities, at fair value[1]	$97,180,178	$5,338,694
Warrant securities, at fair value[2]	—	—
Foreign currency, at fair value[3]	9,327,040	836,672
Cash	—	—
Receivable for investment securities sold	21,631,091	682,552
Receivable for foreign taxes	—	47,948
Receivable for fund shares sold	1,179,593	7,459
Receivable for interest and dividends	3,311,481	108,526
Prepaid expenses	234,977	29,052

TOTAL ASSETS	2,314,325,496	93,123,940

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Written options, at fair value[4]	—	—
Cash overdraft	—	—
Payable for fund shares redeemed	9,091,715	57,030
Payable for investment securities purchased	13,291,971	3,153,104
Payable to affiliate	1,790,707	80,544
Accrued shareholder services plan fees	340,189	—
Accrued administration and accounting fees	335,077	19,993
Accrued foreign capital gains taxes	5,927,699	—
Accrued expenses	286,796	84,023

TOTAL LIABILITIES	31,064,154	3,394,694

NET ASSETS	$2,283,261,342	$89,729,246

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2020:
Paid-in-capital	$1,412,454,012	$105,553,998
Total distributable earnings (deficit)	870,807,330	(15,824,752)
NET ASSETS	$2,283,261,342	$89,729,246

NET ASSETS	$—	$89,729,246
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	4,702,711
NET ASSET VALUE	$—	$19.08
INVESTOR CLASS SHARES
NET ASSETS	$951,998,334	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	19,391,604	—
NET ASSET VALUE	$49.09	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$1,331,263,008	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	27,090,377	—
NET ASSET VALUE	$49.14	$—

[1]	The cost of short-term securities was $97,180,178, $5,338,694, $5,405,735, $6,012,281, $2,068,996, $4,179,137, $0 and $33,855,341, respectively.
[2]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0 and $0, respectively.
[3]	The cost of foreign currency was $9,273,258, $836,651, $6, $0, $0, $0, $0 and $0, respectively.
[4]	The proceeds of written options was $0, $0, $0, $0, $0, $0, $0 and $376,509, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2020

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$36,447,648	$204,363,081	$176,052,553	$213,300,966	$11,344,382	$81,294,247
$50,305,996	$283,654,733	$332,401,212	$352,583,210	$14,890,679	$104,515,215
$5,405,735	$6,012,281	$2,068,996	$4,179,137	$—	$33,855,341
—	—	—	—	—	648,351
6	—	—	—	—	—
354,496	—	—	—	—	23,308,432
1,906	—	1,871,519	3,124,043	93,237	221,988
—	—	—	—	—	—
23	113,191	3,914	634,031	—	1,844,721
245,736	554,525	9,411	15,351	2,193	330,422
57,494	30,811	83,991	63,692	24,439	59,743

56,371,392	290,365,541	336,439,043	360,599,464	15,010,548	164,784,213

—	—	—	—	—	14,696,864
—	—	—	—	—	20,670,254
—	—	—	—	—	162,667
—	—	—	—	63,002	—
—	9,474	67,170	57,058	53,195	63,705
2,986,890	1,144,407	1,522,736	5,012,571	—	1,594,551
36,282	237,728	350,116	173,621	7,547	117,090
—	—	—	3,926	—	—
4,522	40,984	43,662	42,257	11,204	1,691
58,616	—	—	—	—	—
63,624	78,433	64,395	67,005	30,114	110,131

3,149,934	1,511,026	2,048,079	5,356,438	165,062	22,720,089

$53,221,458	$288,854,515	$334,390,964	$355,243,026	$14,845,486	$142,064,124

$38,217,798	$189,656,945	$154,024,210	$203,197,014	$11,298,500	$119,392,644
15,003,660	99,197,570	180,366,754	152,046,012	3,546,986	22,671,480
$53,221,458	$288,854,515	$334,390,964	$355,243,026	$14,845,486	$142,064,124

$53,221,458	$288,854,515	$334,390,964	$—	$14,845,486	$142,064,124
3,508,387	22,941,336	16,724,185	—	863,488	10,195,646
$15.17	$12.59	$19.99	$—	$17.19	$13.93

$—	$—	$—	$28,087,764	$—	$—
—	—	—	1,189,219	—	—
$—	$—	$—	$23.62	$—	$—

$—	$—	$—	$327,155,262	$—	$—
—	—	—	13,699,337	—	—
$—	$—	$—	$23.88	$—	$—
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2020

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income	$13,430	$—
Dividend income[1]	20,919,245	1,001,445

Total investment income	20,932,675	1,001,445

Expenses:
Investment advisory fees	18,239,478	732,472
Shareholder services fees	1,820,859	—
Administration fees	838,131	78,196
Transfer agent fees	421,149	35,665
Trustees fees	419,742	14,398
Custody fees	371,657	39,366
Reports to shareholders	152,334	8,309
Professional fees	577,866	24,322
Audit and tax fees	85,019	102,330
Federal and state registration fees	50,000	22,500
Chief compliance officer fees	17,343	17,343
Dividends and interest on short positions	—	—
Interest expense	—	—
Miscellaneous	204,255	22,378
Total expenses	23,197,833	1,097,279
Investment advisory fees recoupment (reimbursement)	—	(171,531)
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(135,342)	(2,321)
Net expenses	23,062,491	923,427

Net investment income (loss)	(2,129,816)	78,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[2]	174,331,353	5,549,180
Warrants	—	—
Securities sold short	—	—
Swaps contracts	—	—
Forward foreign currency contracts	—	—
Foreign currency	(1,637,222)	(238,326)

Net realized gain (loss) on investment transactions	172,694,131	5,310,854

Change in net unrealized appreciation (depreciation) on:
Investments[3]	311,159,363	14,671,872
Written options contracts	—	—
Warrants	—	—
Securities sold short	—	—
Swap contracts	—	—
Foreign currency	38,748	51,445
Foreign currency translations	—	—
Net change in unrealized appreciation (depreciation) on investment transactions	311,198,111	14,723,317

Net realized and unrealized gain (loss) on investment transactions	483,892,242	20,034,171

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$481,762,426	$20,112,189

[1]	Net of $3,277,964, $100,836, $46,521, $423,141, $0, $1,897, $141, and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net realized gain (loss) from security transactions are net of $19,553, $0, $0, $0, $0, $0, $0 and $0 foreign capital gains tax withheld, respectively.
[3]	Net unrealized gain (loss) from security transactions are net of $(5,927,699), $(755,551), $(58,616), $0, $0, $0, $0 and $0 foreign capital gains tax withheld, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2020

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund*	Driehaus Event Driven Fund

$497,786	$—	$—	$—	$—	$1,907,853
400,685	3,060,850	273,253	358,966	10,532	380,563

898,471	3,060,850	273,253	358,966	10,532	2,288,416

327,473	2,460,180	3,227,705	1,369,876	29,232	1,018,776
—	—	—	29,370	—	120,299
46,755	181,366	172,699	167,224	13,143	65,101
19,236	58,661	63,405	100,961	4,223	77,726
6,052	58,475	59,656	31,457	709	17,401
30,166	41,400	44,418	35,019	22,147	20,840
8,548	12,836	15,096	20,564	160	21,419
16,007	64,848	66,863	44,141	2,063	28,898
66,625	72,468	34,760	34,779	28,782	55,279
31,189	24,001	22,500	37,000	12,000	32,794
8,305	17,343	17,343	18,217	11,752	8,305
—	—	—	—	—	134,913
—	—	1,036	—	—	—
32,237	44,831	41,141	40,360	2,295	24,403
592,593	3,036,409	3,766,622	1,928,968	126,506	1,626,154
(230,617)	—	—	(8,650)	(73,297)	—
—	—	—	—	(3,750)	—
—	—	—	—	(3,000)	—
(1,350)	(14,845)	(65,779)	(33,114)	(60)	(25,355)
360,626	3,021,564	3,700,843	1,887,204	46,399	1,600,799

537,845	39,286	(3,427,590)	(1,528,238)	(35,867)	687,617

2,311,256	31,577,214	82,788,200	34,651,531	238,674	9,627,540
—	—	—	—	—	348,556
—	—	—	—	—	76,099
107,987	—	—	—	—	—
30,199	—	—	—	—	—
(92,648)	(39,625)	—	—	—	—

2,356,794	31,537,589	82,788,200	34,651,531	238,674	10,052,195

7,020,977	35,373,906	81,270,382	105,766,133	3,546,297	20,364,254
—	—	—	—	—	213,841
—	—	—	—	—	548,233
—	—	—	—	—	(3,498,846)
(26,132)	—	—	—	—	—
(382)	33,104	—	—	—	—
(3,618)	—	—	—	—	—
6,990,845	35,407,010	81,270,382	105,766,133	3,546,297	17,627,482

9,347,639	66,944,599	164,058,582	140,417,664	3,784,971	27,679,677

$9,885,484	$66,983,885	$160,630,992	$138,889,426	$3,749,104	$28,367,294

*	For the period from May 1, 2020 (commencement of operations) through December 31, 2020.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2020	For the year ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,129,816)	$15,788,913	$78,018	$344,582
Net realized gain (loss) on investment transactions	172,694,131	71,686,094	5,310,854	9,961,191
Net change in unrealized appreciation (depreciation) on investment transactions	311,198,111	281,848,637	14,723,317	10,273,967

Net increase (decrease) in net assets resulting from operations	481,762,426	369,323,644	20,112,189	20,579,740

Distributions from distributable earnings to shareholders:
Fund	—	—	(556,757)	(255,325)
Investor Class Shares	(23,489,434)	(7,060,076)	—	—
Institutional Class Shares	(32,004,050)	(9,417,880)	—	—
Total distributions to shareholders	(55,493,484)	(16,477,956)	(556,757)	(255,325)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	42,887,654	10,428,657
Investor Class	122,400,329	102,153,849	—	—
Institutional Class	339,486,012	247,854,903	—	—
Reinvestment of distributions:
Fund	—	—	466,065	209,523
Investor Class	22,539,510	6,761,528	—	—
Institutional Class	28,589,713	6,842,565	—	—
Cost of shares redeemed:
Fund	—	—	(35,591,556)	(58,228,599)
Investor Class	(238,017,663)	(215,941,727)	—	—
Institutional Class	(209,828,617)	(154,953,413)	—	—
Redemption fees:
Fund	—	—	4,205	20,320
Investor Class	28,875	53,415	—	—
Institutional Fund	29,249	46,979	—	—
Net increase (decrease) from capital transactions	65,227,408	(7,181,901)	7,766,368	(47,570,099)
Total increase (decrease) in net assets	491,496,350	345,663,787	27,321,800	(27,245,684)

NET ASSETS:

Beginning of period	$1,791,764,992	$1,446,101,205	$62,407,446	$89,653,130
End of period	$2,283,261,342	$1,791,764,992	$89,729,246	$62,407,446

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Emerging Markets Opportunities Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended through December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2020	For the year ended December 31, 2019

$537,845	$947,357	$39,286	$1,632,146	$(3,427,590)	$(3,317,303)
2,356,794	333,334	31,537,589	18,156,966	82,788,200	50,822,845
6,990,845	5,614,238	35,407,010	46,116,055	81,270,382	21,885,605

9,885,484	6,894,929	66,983,885	65,905,167	160,630,992	69,391,147

(1,123,080)	(443,723)	(22,403,111)	(1,976,543)	(58,749,898)	(33,768,834)
—	—	—	—	—	—
—	—	—	—	—	—
(1,123,080)	(443,723)	(22,403,111)	(1,976,543)	(58,749,898)	(33,768,834)

26,003,271	10,925,869	41,526,419	44,599,170	41,498,846	68,729,193
—	—	—	—	—	—
—	—	—	—	—	—

1,122,838	443,412	19,610,183	1,754,974	40,290,822	29,366,777
—	—	—	—	—	—
—	—	—	—	—	—

(21,710,112)	(10,414,503)	(85,092,052)	(60,484,970)	(118,404,606)	(129,214,201)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	500	406	4,638	9,243
—	—	—	—	—	—
—	—	—	—	—	—
5,415,997	954,778	(23,954,950)	(14,130,420)	(36,610,300)	(31,108,988)
14,178,401	7,405,984	20,625,824	49,798,204	65,270,794	4,513,325

$39,043,057	$31,637,073	$268,228,691	$218,430,487	$269,120,170	$264,606,845
$53,221,458	$39,043,057	$288,854,515	$268,228,691	$334,390,964	$269,120,170

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Small Cap Growth Fund		Driehaus Small/Mid Cap Growth Fund
	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period May 1, 2020* through December 31, 2020
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,528,238)	$(1,140,258)	$(35,867)
Net realized gain (loss) on investment transactions	34,651,531	21,736,831	238,674
Net change in unrealized appreciation (depreciation) on investment transactions	105,766,133	30,538,084	3,546,297

Net increase (decrease) in net assets resulting from operations	138,889,426	51,134,657	3,749,104

Distributions from distributable earnings to shareholders:
Fund	—	—	(202,118)
Investor Class Shares	(1,620,573)	(640,385)	—
Institutional Class Shares	(19,908,410)	(9,268,936)	—
Total distributions to shareholders	(21,528,983)	(9,909,321)	(202,118)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	17,928,182
Investor Class	13,330,751	7,758,179	—
Institutional Class	112,711,149	57,398,808	—
Reinvestment of distributions:
Fund	—	—	202,118
Investor Class	1,619,229	640,385	—
Institutional Class	19,739,575	9,197,963	—
Cost of shares redeemed:
Fund	—	—	(6,831,800)
Investor Class	(4,531,942)	(7,175,856)	—
Institutional Class	(77,715,811)	(67,276,279)	—
Redemption fees:
Fund	—	—	—
Investor Class	3,223	1,112	—
Institutional Fund	6,224	17,340	—
Net increase (decrease) from capital transactions	65,162,398	561,652	11,298,500
Total increase (decrease) in net assets	182,522,841	41,786,988	14,845,486

NET ASSETS:

Beginning of period	$172,720,185	$130,933,197	$—
End of period	$355,243,026	$172,720,185	$14,845,486

*	For the period from May 1, 2020 (commencement of operations) through December 31, 2020.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Event Driven Fund
For the year ended December 31, 2020	For the year ended December 31, 2019

$687,617	$1,448,301
10,052,195	4,699,382
17,627,482	4,010,666

28,367,294	10,158,349

(4,729,352)	(2,262,269)
—	—
—	—
(4,729,352)	(2,262,269)

75,163,713	36,050,717
—	—
—	—

4,489,499	2,071,307
—	—
—	—

(30,682,059)	(28,238,483)
—	—
—	—

—	—
—	—
—	—
48,971,153	9,883,541
72,609,095	17,779,621

$69,455,029	$51,675,408
$142,064,124	$69,455,029

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value, beginning of period	$ 39.53	$ 31.80	$ 39.64	$ 27.98	$ 26.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)[1]	0.30[1]	0.26[1]	0.11[1]	0.03
Net realized and unrealized gain (loss) on investments	10.87	7.76	(6.73)	11.78	1.54
Total income (loss) from investment operations	10.78	8.06	(6.47)	11.89	1.57
LESS DISTRIBUTIONS:
Net investment income	—	(0.33)	(0.16)	(0.23)	(0.11)
Net realized gain	(1.22)	—	(1.21)	—	—
Total distributions	(1.22)	(0.33)	(1.37)	(0.23)	(0.11)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 49.09	$ 39.53	$ 31.80	$ 39.64	$ 27.98
Total Return	27.31%	25.34%	(16.26)%	42.52%	5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 951,998	$ 863,535	$ 791,656	$ 1,266,365	$ 1,335,873
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.39%	1.41%	1.38%	1.54%	1.65%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.38%	1.40%	1.37%	1.53%	1.63%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.24)%	0.85%	0.69%	0.33%	0.11%
Portfolio turnover	203%	167%	218%	176%	232%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.01%, 0.01%, 0.01%, and 0.01% for the years 2016, 2017, 2018, 2019, and 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period July 17, 2017 through December 31, 2017
Net asset value, beginning of period	$ 39.48	$ 31.76	$ 39.61	$ 34.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	0.38[1]	0.32	0.12[1]
Net realized and unrealized gain (loss) on investments	10.89	7.75	(6.71)	4.92
Total income (loss) from investment operations	10.88	8.13	(6.39)	5.04
LESS DISTRIBUTIONS:
Net investment income	—	(0.41)	(0.25)	(0.28)
Net realized gain	(1.22)	—	(1.21)	—
Total distributions	(1.22)	(0.41)	(1.46)	(0.28)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 49.14	$ 39.48	$ 31.76	$ 39.61
Total Return	27.60%	25.60%	(16.08)%	14.47%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 1,331,263	$ 928,230	$ 654,445	$ 513,135
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.17%	1.20%	1.17%	1.17%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.16%	1.19%	1.16%	1.16%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.02)%	1.07%	0.89%	0.71%[4]
Portfolio turnover	203%	167%	218%	176%[3]

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2017, 2018, 2019, and 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value, beginning of period	$ 14.38	$ 10.80	$ 14.21	$ 10.66	$ 11.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.06	(0.04)[1]	0.02[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.80	3.58	(3.37)	3.53	(1.14)
Total income (loss) from investment operations	4.82	3.64	(3.41)	3.55	(1.17)
LESS DISTRIBUTIONS:
Net investment income	(0.12)	(0.06)	—	—	(0.02)
Total distributions	(0.12)	(0.06)	—	—	(0.02)
Redemption fees added to paid-in capital	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 19.08	$ 14.38	$ 10.80	$ 14.21	$ 10.66
Total Return	33.56%	33.71%	(24.00)%	33.30%	(9.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 89,729	$ 62,407	$ 89,653	$ 271,146	$ 261,387
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.72%	1.80%[3]	2.27%[3]	1.82%	1.75%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.45%[5]	1.45%[3,5]	2.26%[3]	1.80%	1.73%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.12%[5]	0.52%[5]	(0.30)%	0.15%	(0.26)%
Portfolio turnover	248%	220%	207%	243%	240%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Ratio of expenses to average net assets includes interest expense of 0.01% for the year ended December 31, 2019, and less than 0.005% for the year ended December 31, 2018. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.02%, 0.01%, and 0.00% for the years 2016, 2017, 2018, 2019, and 2020.
[5]	Such ratios are after prior administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2023. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period April 10, 2017* through December 31, 2017
Net asset value, beginning of period	$ 11.94	$ 9.93	$ 11.54	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.29	0.24	0.17
Net realized and unrealized gain (loss) on investments	3.43	1.86	(1.77)	1.94
Total income (loss) from investment operations	3.59	2.15	(1.53)	2.11
LESS DISTRIBUTIONS:
Net investment income	(0.11)	(0.14)	—	(0.16)
Net realized gain	(0.25)	—	(0.08)	(0.41)
Total distributions	(0.36)	(0.14)	(0.08)	(0.57)
Redemption fees added to paid-in capital	—	—	—	0.00[1]
Net asset value, end of period	$ 15.17	$ 11.94	$ 9.93	$ 11.54
Total Return	30.09%	21.64%	(13.22)%	21.14%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 53,221	$ 39,043	$ 31,637	$ 43,183
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.62%	1.89%	2.05%	2.04%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.99%[5]	1.23%[5]	1.75%[5]	1.75%[3,5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.47%	2.67%	2.19%	2.12%[3]
Portfolio turnover	135%	155%	169%	99%[2]

*	Fund commenced operations on May 1, 2020.
[1]	Amount represents less than $0.01 per share.
[2]	Not annualized.
[3]	Annualized.
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The expense ratio impacts of fees paid indirectly were 0.00% for the years 2018, 2019, and 2020.
[5]	Effective May 1, 2019, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.99% of average daily net assets until April 30, 2022. Prior to May 1, 2019, the annual operating expense limitation was 1.75%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value, beginning of period	$ 10.52	$ 8.13	$ 11.39	$ 9.33	$ 10.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.06	(0.02)[1]	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	3.10	2.41	(1.92)	3.88	(0.61)
Total income (loss) from investment operations	3.11	2.47	(1.94)	3.84	(0.63)
LESS DISTRIBUTIONS:
Net investment income	(0.08)	(0.01)	—	—	—
Net realized gain	(0.96)	(0.07)	(1.32)	(1.78)	(0.12)
Total distributions	(1.04)	(0.08)	(1.32)	(1.78)	(0.12)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 12.59	$ 10.52	$ 8.13	$ 11.39	$ 9.33
Total Return	29.71%	30.41%	(16.92)%	41.44%	(6.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 288,855	$ 268,229	$ 218,430	$ 325,361	$ 270,401
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.23%	1.24%	1.50%	1.73%	1.72%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.23%	1.24%	1.49%	1.71%	1.70%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.02%	0.65%	(0.21)%	(0.44)%	(0.15)%
Portfolio turnover	104%	96%	118%	143%	151%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.01%, 0.00%, and 0.00% for the years 2016, 2017, 2018, 2019, and 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value, beginning of period	$ 12.95	$ 11.11	$ 14.44	$ 12.65	$ 10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)	(0.16)	(0.19)	(0.18)[1]	(0.11)[1]
Net realized and unrealized gain (loss) on investments	11.20	3.90	0.55	3.26	2.02
Total income (loss) from investment operations	11.00	3.74	0.36	3.08	1.91
LESS DISTRIBUTIONS:
Net investment income	—	(0.02)	—	—	—
Net realized gain	(3.96)	(1.88)	(3.69)	(1.29)	—
Total distributions	(3.96)	(1.90)	(3.69)	(1.29)	—
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 19.99	$ 12.95	$ 11.11	$ 14.44	$ 12.65
Total Return	85.60%	33.89%	3.88%	24.30%	17.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 334,391	$ 269,120	$ 264,607	$ 322,533	$ 396,590
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.46%	1.48%	1.44%[3]	1.45%[3]	1.48%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.43%	1.43%	1.42%[3]	1.43%[3]	1.44%[5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	(1.33)%	(1.32)%	(1.19)%	(1.33)%	(1.00)%[5]
Portfolio turnover	141%	165%	156%	177%	180%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2017. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.04%, 0.02%, 0.02%, 0.05%, and 0.03% for the years 2016, 2017, 2018, 2019, and 2020.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 17, 2016.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$ 15.37	$ 11.66	$ 11.62	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.18)[1]	(0.13)	(0.12)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	9.98	4.81	0.48	1.86
Total income (loss) from investment operations	9.80	4.68	0.36	1.82
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—
Net realized gain	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	0.00[2]	0.01	—
Net asset value, end of period	$ 23.62	$ 15.37	$ 11.66	$ 11.62
Total Return	63.77%	40.25%	3.33%	18.18%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 28,088	$ 10,899	$ 7,538	$ 1,344
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.35%	1.59%	2.57%	7.86%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.20%[6]	1.17%[6]	1.18%[6]	1.20%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(1.04)%[4,6]	(0.95)%[4,6]	(0.87)%[4,6]	(0.94)%[4,6]
Portfolio turnover	164%	206%	193%	66%[3]

[1]	Net investment income (loss) loss per share has been calculated using the average share method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, and 0.02% for the years 2017, 2018, 2019, and 2020.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agree to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$ 15.47	$ 11.70	$ 11.63	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)[1]	(0.10)	(0.08)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	10.07	4.84	0.39	1.86
Total income (loss) from investment operations	9.96	4.74	0.39	1.83
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—
Net realized gain	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	0.00[2]	0.01	—
Net asset value, end of period	$ 23.88	$ 15.47	$ 11.70	$ 11.63
Total Return	64.39%	40.62%	3.59%	18.28%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 327,155	$ 161,821	$ 123,395	$ 38,631
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.80%	0.89%	1.04%	1.48%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	0.81%[6]	0.92%[6]	0.93%[6]	0.95%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.64)%[6]	(0.70)%[6]	(0.62)%[6]	(0.69)%[4,6]
Portfolio turnover	164%	206%	193%	66%[3]

[1]	Net investment income (loss) loss per share has been calculated using the average share method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, and 0.01% for the years 2017, 2018, 2019, and 2020.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Financial Highlights

For the period May 1, 2020* through December 31, 2020
Net asset value, beginning of period	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	7.47
Total income (loss) from investment operations	7.43
LESS DISTRIBUTIONS:
Net investment income	—
Net realized gain	(0.24)
Total distributions	(0.24)
Net asset value, end of period	$ 17.19
Total Return	74.23%[1]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	2.58%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.95%[2,4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.73)%[2,4]
Portfolio turnover	96%[1]

*	Fund commenced operations on May 1, 2020.
[1]	Not annualized.
[2]	Annualized.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.95% of average daily net assets until May 1, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Financial Highlights

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Net asset value, beginning of period	$ 11.55	$ 9.99	$ 10.79	$ 10.34	$ 9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.26	0.25	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.74	1.69	(0.69)	0.43	0.59
Total income (loss) from investment operations	2.86	1.95	(0.44)	0.45	0.61
LESS DISTRIBUTIONS:
Net investment income	(0.17)	(0.39)	(0.36)	—	(0.09)
Net realized gain	(0.31)	—	—	—	—
Tax return of capital	—	—	—	—	(0.03)
Total distributions	(0.48)	(0.39)	(0.36)	—	(0.12)
Net asset value, end of period	$ 13.93	$ 11.55	$ 9.99	$ 10.79	$ 10.34
Total Return	24.84%	19.53%	(4.03)%	4.35%	6.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 142,064	$ 69,455	$ 51,675	$ 165,648	$ 256,482
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.59%	1.93%	1.90%	1.77%	2.03%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.57%	1.90%	1.88%	1.76%	2.01%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	0.67%	2.63%	2.57%	0.48%	0.78%
Portfolio turnover	136%	111%	101%	198%	246%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.59%, 0.31%, 0.31%, 0.30%, and 0.13% for the years 2016, 2017, 2018, 2019, and 2020.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.02%, 0.01%, 0.02%, 0.03%, and 0.02% for the years 2016, 2017, 2018, 2019, and 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The eight series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:
Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Emerging Markets Opportunities Fund	04/10/17
International Small Cap Growth Fund	09/17/07
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13
The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.
The investment objective of each Fund is to maximize capital appreciation.
The Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.
The Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.
The Emerging Markets Opportunities Fund seeks to maximize total return.
The International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.
The Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.
The Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of U.S. small capitalization companies.
The Small/Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of U.S. small/medium capitalization companies.
The Event Driven Fund seeks to provide positive returns over full market cycles.
The presentation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update ("ASU") 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Securities Valuation
Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments.
Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Emerging Markets Opportunities Fund, and International Small Cap Growth Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.
Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices for active markets for identical securities
Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$19,989,374	$19,989,374	$—	$—
Europe
France	27,157,245	27,157,245	—	—
Germany	39,934,815	—	39,934,815	—
Hungary	18,275,758	—	18,275,758	—
Netherlands	14,645,288	14,645,288	—	—
Poland	15,457,155	—	15,457,155	—
Russia	54,665,298	54,665,298	—	—
Switzerland	13,995,354	—	13,995,354	—
Far East
China	840,875,617	840,875,617	—	—
India	286,027,756	286,027,756	—	—
Indonesia	31,130,450	—	31,130,450	—
Japan	12,768,574	—	12,768,574	—
Singapore	11,454,133	11,454,133	—	—
South Korea	220,816,096	—	220,816,096	—
Taiwan	220,916,135	220,916,135	—	—
North America	206,895,185	206,895,185	—	—
South America
Argentina	32,809,184	32,809,184	—	—
Brazil	105,498,221	19,895,941	85,602,280	—
Preferred Stocks
South America
Brazil	8,149,498	—	8,149,498	—
Short Term Investments	97,180,178	97,180,178	—	—
Total	$2,278,641,314	$1,832,511,334	$446,129,980	$—
The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$764,609	$764,609	$—	$—
Europe
Poland	1,353,435	—	1,353,435	—
Russia	2,156,385	2,156,385	—	—
United Kingdom	990,873	990,873	—	—
Far East
China	23,212,564	23,212,564	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
India	$17,555,669	$17,555,669	$—	$—
Indonesia	1,542,309	—	1,542,309	—
Kazakhstan	1,046,313	1,046,313	—	—
South Korea	7,312,201	—	7,312,201	—
Taiwan	12,010,999	12,010,999	—	—
Thailand	873,138	873,138	—	—
Vietnam	3,700,357	—	3,700,357	—
North America	3,881,464	3,881,464	—	—
South America
Argentina	406,931	406,931	—	—
Brazil	6,592,973	—	6,592,973	—
Preferred Stocks
South America
Brazil	2,672,817	612,352	2,060,465	—
Short Term Investments	5,338,694	5,338,694	—	—
Total	$91,411,731	$68,849,991	$22,561,740	$—
The following is a summary of the inputs used to value the Emerging Markets Opportunities Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$779,514	$779,514	$—	$—
Brazil	1,749,225	382,461	1,366,764	—
Canada	635,020	635,020	—	—
China	13,607,473	13,607,473	—	—
France	651,546	651,546	—	—
India	4,799,009	4,799,009	—	—
Indonesia	403,641	—	403,641	—
Japan	231,051	—	231,051	—
Kazakhstan	346,947	346,947	—	—
Mexico	752,785	752,785	—	—
Netherlands	314,712	314,712	—	—
Poland	622,624	—	622,624	—
Russia	1,141,918	1,141,918	—	—
Singapore	319,276	319,276	—	—
South Africa	967,937	967,937	—	—
South Korea	5,512,883	—	5,512,883	—
Sweden	635,613	635,613	—	—
Taiwan	6,093,065	6,093,065	—	—
United States	911,843	911,843	—	—
Preferred Stocks	587,704	587,704	—	—
Short Term Investments	5,405,735	5,405,735	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sovereign Bonds	$9,242,210	$—	$9,242,210	$—
Total	$55,711,731	$38,332,558	$17,379,173	$—
The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Austria	$4,373,529	$—	$4,373,529	$—
Belgium	4,178,600	4,178,600	—	—
Denmark	6,626,666	1,558,226	5,068,440	—
Finland	12,571,648	—	12,571,648	—
France	11,188,376	11,188,376	—	—
Germany	24,708,327	7,712,835	16,995,492	—
Ireland	4,677,092	4,677,092	—	—
Italy	1,573,273	—	1,573,273	—
Luxembourg	3,764,607	—	3,764,607	—
Netherlands	13,326,977	13,326,977	—	—
Norway	3,474,968	—	3,474,968	—
Sweden	14,700,000	—	14,700,000	—
Switzerland	12,431,546	—	12,431,546	—
United Kingdom	60,334,588	60,334,588	—	—
Far East
Australia	5,324,454	5,324,454	—	—
China	2,543,387	2,543,387	—	—
Japan	47,340,632	—	47,340,632	—
South Korea	9,297,097	—	9,297,097	—
Taiwan	4,783,883	4,783,883	—	—
Middle East	1,702,740	1,702,740	—	—
North America	29,805,157	29,805,157	—	—
South America	3,950,014	—	3,950,014	—
Preferred Stocks
Europe	977,172	—	977,172	—
Short Term Investments	6,012,281	6,012,281	—	—
Total	$289,667,014	$153,148,596	$136,518,418	$—
The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$332,401,212	$332,401,212	$—	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short Term Investments	$2,068,996	$2,068,996	$—	$—
Total	$334,470,208	$334,470,208	$—	$—
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$352,583,210	$352,583,210	$—	$—
Short Term Investments	4,179,137	4,179,137	—	—
Total	$356,762,347	$356,762,347	$—	$—
The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$14,890,679	$14,890,679	$—	$—
Total	$14,890,679	$14,890,679	$—	$—
The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2020:
Assets*	Total Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$76,550,586	$76,550,586	$—	$—
Convertible Corporate Bonds	2,793,347	—	2,793,347	—
Convertible Preferred Stocks	0	—	—	0
Corporate Bonds	19,516,517	—	19,516,517	—
Master Limited Partnerships	1,452,737	1,452,737	—	—
Preferred Stocks	1,241,528	—	1,241,528	—
Private Preferred Stocks	2,960,500	—	—	2,960,500
Short Term Investments	33,855,341	33,855,341	—	—
Warrants	648,351	644,745	3,606	—
Total	$139,018,907	$112,503,409	$23,554,998	$2,960,500

Liabilities*
Common Stocks Sold Short	$(2,291,628)	$(2,291,628)	$—	$—
Exchange-Traded Funds Sold Short	(18,378,626)	(18,378,626)	—	—
Written Options	(162,667)	(162,667)	—	—
Total	$(20,832,921)	$(20,832,921)	$—	$—

*	See Schedule of Investments for industry breakout.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:
Investments, at Value
Balance as of December 31, 2019	$412,500
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	1,549,728
Purchases	1,001,878
Sales	—
Transfers in and/or out of Level 3	(3,606)
Balance as of December 31, 2020	$2,960,500
As of December 31, 2020, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Elevation Oncology, Inc. (formerly 14ner Oncology, Inc.) private preferred stock, valued in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0. The Elevation Oncology, Inc. private preferred stock was valued using a market approach as adjusted based on a recent round of financing for the Series B Preferred Shares of Elevation Oncology, Inc. As of December 31, 2020, the Event Driven Fund's investment in X4 Pharmaceuticals, Inc. warrant contracts transferred from Level 3 to Level 2 because the security was valued using a market available bid price. The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2020:
Financial Assets	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Inputs	Price/Range
Convertible Preferred Stocks	$0	Cash available in relation to claim	Estimated recovery	—
Private Preferred Stocks	$2,960,500	Market approach	Transaction price	$1.91
Securities Sold Short
The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.
Federal Income Taxes
No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2020, 2019, 2018, and 2017 remain open to Federal and state audit. As of December 31, 2020, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund's financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds' understanding of the tax rules and regulations that exist in the foreign markets in which they invest.
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from United States Generally Accepted Accounting Principles ("U.S. GAAP").
For the year ended December 31, 2020, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies ("PFIC"), net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Paid-in capital	$—	$—	$—	$—
Total distributable earnings (deficit)	—	—	—	—

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$—	$95	$—	$—
Total distributable earnings (deficit)	—	(95)	—	—
Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2020:
Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$—	$—
Emerging Markets Small Cap Growth Fund	(40,064,535)	—
Emerging Markets Opportunities Fund	—	—
International Small Cap Growth Fund	—	—
Micro Cap Growth Fund	—	—
Small Cap Growth Fund	—	—
Small/Mid Cap Growth Fund	—	—
Event Driven Fund	—	—
During the year ended December 31, 2020, the Emerging Markets Small Cap Growth Fund, Emerging Markets Opportunities Fund and Event Driven Fund utilized $4,854,249, $702,292, $1,364,303 of capital loss carryforwards, respectively.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Distributions to Shareholders
The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, were as follows:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2020	$16,886,001	$38,607,483	$—	$55,493,484
	2019	15,701,188	776,768	—	16,477,956
Emerging Markets Small Cap Growth Fund	2020	556,757	—	—	556,757
	2019	255,325	—	—	255,325
Emerging Markets Opportunities Fund	2020	379,497	743,583	—	1,123,080
	2019	443,723	—	—	443,723
International Small Cap Growth Fund	2020	3,163,154	19,239,957	—	22,403,111
	2019	343,991	1,632,552	—	1,976,543
Micro Cap Growth Fund	2020	10,322,938	48,426,960	—	58,749,898
	2019	—	33,768,834	—	33,768,834
Small Cap Growth Fund	2020	2,296,873	19,232,110	—	21,528,983
	2019	—	9,909,321	—	9,909,321
Small/Mid Cap Growth Fund	2020	202,118	—	—	202,118
Event Driven Fund	2020	2,341,243	2,388,109	—	4,729,352
	2019	2,262,269	—	—	2,262,269
As of December 31, 2020, the components of net assets on a tax basis were as follows:
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Undistributed ordinary income	$81,648,785	$49,512	$866,309	$14,658,561
Undistributed long-term capital gain	43,094,847	—	422,136	5,877,643
Accumulated earnings	124,743,632	49,512	1,288,445	20,536,204
Paid-in capital	1,412,454,012	105,553,998	38,217,798	189,656,945
Accumulated capital and other losses	—	(40,064,535)	—	—
Unrealized appreciation (depreciation) on investments, securities, sold short, options and futures contracts	746,063,698	24,190,271	13,715,215	78,661,366
Net assets	$2,283,261,342	$89,729,246	$53,221,458	$288,854,515

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$17,444,131	$10,719,716	$49,767	$1,178,844
Undistributed long-term capital gain	12,077,255	5,136,799	—	4,433,042
Accumulated earnings	29,521,386	15,856,515	49,767	5,611,886
Paid-in capital	154,024,211	203,197,014	11,298,500	119,392,644
Accumulated capital and other losses	—	—	—	—
Unrealized appreciation (depreciation) on investments, securities, sold short, options and futures contracts	150,845,367	136,189,497	3,497,219	17,059,594
Net assets	$334,390,964	$355,243,026	$14,845,486	$142,064,124
The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2020, were as follows:
Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$1,526,719,817	$756,297,592	$(4,376,095)	$751,921,497
Emerging Markets Small Cap Growth Fund	66,485,623	25,177,967	(251,859)	24,926,108
Emerging Markets Opportunities Fund	41,937,367	13,929,386	(155,022)	13,774,364
International Small Cap Growth Fund	211,033,936	79,484,673	(851,595)	78,633,078
Micro Cap Growth Fund	183,624,841	154,057,609	(3,212,242)	150,845,367
Small Cap Growth Fund	220,572,850	137,456,434	(1,266,937)	136,189,497
Small/Mid Cap Growth Fund	11,393,460	3,531,570	(34,351)	3,497,219
Event Driven Fund	101,126,391	25,511,173	(8,451,578)	17,059,595
The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.
Foreign Currency Spot Contracts
The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2020, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.
Foreign Currency Translation
The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.
Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.
The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
In October 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-08, "Codification Improvements to Subtopic 310-20, Receivables - Nonrefundable Fees and Other Costs". This ASU amends FASB ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchase callable debt securities held at a premium. ASU 2020-08 addresses premium amortization for callable debt securities with multiple call dates, clarifying that an entity should reevaluate whether a callable debt security purchased at a premium is in scope for each reporting period. ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, and should be applied on a prospective basis as of the beginning of the period of adoption for existing or newly purchased debt securities. At this time, management is still evaluating the implications of these changes on the financial statements.
Securities Transactions, Income and Commitments
The Trust records security transactions on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2020, the Funds had no unfunded senior loan commitments.
Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2020, the Funds had no such outstanding commitments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

B. INVESTMENTS IN DERIVATIVES
Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2020, through December 31, 2020, the Emerging Markets Opportunities Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2020, through December 31, 2020, the Event Driven Fund primarily utilized: 1) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.
Swap Contracts
The Emerging Markets Opportunities Fund and Event Driven Fund engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.
Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.
Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.
Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.
Options Contracts
The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.
Forward Foreign Currency Contracts
Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.
Equity Certificates
Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.
Derivative Investment Holdings Categorized by Risk Exposure
Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund's derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.
The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2020:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$648,351
Total		$648,351

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Written Options outstanding, at fair value	$162,667
Total		$162,667

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Emerging Markets Opportunities Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2020:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Currency contracts	Interest rate contracts	Total
Forward foreign currency contracts	$30,199	$—	$30,199
Swap contracts	—	107,987	107,987
Total	$30,199	$107,987	$138,186
The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2020:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrant contracts	$348,556	$348,556
Total	$348,556	$348,556
The following table sets forth Emerging Markets Opportunities Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2020:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Interest rate contracts	Total
Swap contracts	$(26,132)	$(26,132)
Total	$(26,132)	$(26,132)
The gross notional amount and/or the number of contracts for the Emerging Markets Opportunities Fund as of December 31, 2020, are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2020 is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Swap contracts	gross notional amount	$14,911,277
Forward foreign currency contracts - Long	gross notional amount	$732,644
Forward foreign currency contracts - Short	gross notional amount	$736,335

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2020:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrant contracts	$548,233	$548,233
Written options contracts	213,841	213,841
Total	$762,074	$762,074
The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2020, are included on the Schedule of Investments. The quarterly average values of derivative investments for the year ended December 31, 2020, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Written options contracts	number of contracts	(212)
Warrant contracts	number of contracts	167,376
Disclosures about Offsetting Assets and Liabilities
The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of "Investment securities at fair value" or "Collateral held at custodian for the benefit of brokers".
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. None of these instruments were subject to MNAs at December 31, 2020.
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Richard H. Driehaus is Chairman of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser. As of December 31, 2020, Richard H. Driehaus held a controlling interest in the Emerging Markets Opportunities Fund and substantial, non-controlling interests in certain other Funds.
DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of the Fund’s average daily net assets. Effective December 31, 2020, Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of the Fund’s average daily net assets. Prior to December 31, 2020, the Fund paid an annual rate of 1.15%. Emerging Markets Opportunities Fund pays the Adviser a management fee on a monthly basis of 0.90% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

annual rate of 1.00% of the Fund’s average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Small Cap Growth Fund and Small/Mid Cap Growth pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of the Fund’s average daily net assets. Event Driven Fund pays the Adviser an annual management fee on a monthly basis of 1.00% of the Fund’s average daily net assets.
Effective December 31, 2020, the Adviser entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2023. Prior to December 31, 2020, the cap was 1.45%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the year ended December 31, 2020, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $171,531 under this agreement.
DCM entered into a contractual agreement to cap the Emerging Markets Opportunities Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.99% of average daily net assets until April 30, 2022. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the year ended December 31, 2020, DCM waived fees for Emerging Markets Opportunities Fund totaling $230,617 under this agreement.
DCM has entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2021. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the year ended December 31, 2020, DCM waived fees for the Investor Class shares of the Small Cap Growth Fund totaling $18,154 and recouped fees for the Institutional Class shares of the Small Cap Growth Fund totaling $9,504 under this agreement.
DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until May 1, 2023. For a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the year ended December 31, 2020, DCM waived fees for Small/Mid Cap Growth Fund totaling $73,297 under this agreement.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The table below indicates the amount of fees available for recoupment by DCM in future periods:
Year Ended December 31	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	Small Cap Growth Fund*	Small/Mid Cap Growth Fund
2021	$—	$119,889	$34,463	$—
2022	227,780	234,125	31,856	—
2023	171,531	230,617	18,154	73,297
Total	$399,311	$584,631	$84,473	$73,297

*Amount of fees available for recoupment for the Small Cap Growth Fund is for the Investor Class. All fees have been recouped by the Institutional Class as of December 31, 2020.
The Emerging Markets Growth Fund incurred $18,239,478 for investment advisory fees during the year ended December 31, 2020, of which $1,790,707 was payable to DCM at December 31, 2020. The Emerging Markets Small Cap Growth Fund incurred $732,472 for investment advisory fees during the year ended December 31, 2020, of which $80,544 was payable to DCM at December 31, 2020. The Emerging Markets Opportunities Fund incurred $327,473 for investment advisory fees during the year ended December 31, 2020, of which $36,282 was payable to DCM at December 31, 2020. The International Small Cap Growth Fund incurred $2,460,180 for investment advisory fees during the year ended December 31, 2020, of which $237,728 was payable to DCM at December 31, 2020. The Micro Cap Growth Fund incurred $3,227,705 for investment advisory fees during the year ended December 31, 2020, of which $350,116 was payable to DCM at December 31, 2020. The Small Cap Growth Fund incurred $1,369,876 for investment advisory fees during the year ended December 31, 2020, of which $173,621 was payable to DCM at December 31, 2020. The Small/Mid Cap Growth Fund incurred $29,232 for investment advisory fees during the period May 1, 2020, through December 31, 2020, of which $7,547 was payable to DCM at December 31, 2020. The Event Driven Fund incurred $1,018,776 for investment advisory fees during the year ended December 31, 2020, of which $117,090 was payable to DCM at December 31, 2020.
The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2020, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Emerging Markets Opportunities Fund, International Small Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $135,342 (0.6%), $2,321 (0.2%), $1,350 (0.2%), $14,845 (0.5%), $65,779 (1.8%), $33,114 (1.7%), $60 (0.1%) and $25,355 (1.6%), respectively.
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Fund	Purchases	Sales	Net Realized Gain (Loss)
Event Driven Fund	$1,386,307	$—	$—
Effective January 1, 2020, the Adviser entered into a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

sub-transfer agency services to the Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2020, through December 31, 2020, are as follows:
Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$ 1,820,859	$ 340,189
Small Cap Growth Fund	29,370	3,926
Event Driven Fund	120,299	—
Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2020, through December 31, 2020. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.
Prior to June 1, 2020, UMB Fund Services, Inc. (“UMBFS”) served as the Funds’ administrative and accounting agent and transfer agent for the Emerging Markets Opportunities and the Event Driven Fund. Prior to August 1, 2020, The Bank of New York Mellon served as the administrative and accounting agent and BNY Mellon Investment Servicing (US) Inc. served as the transfer agent for the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the International Small Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund and the Small/Mid Cap Growth Fund. Effective June 1, 2020, and August 1, 2020, respectively, The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for all of the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding derivatives, short-term securities and U.S. government obligations) for the period January 1, 2020, through December 31, 2020 and the period May 1, 2020 through December 31, 2020 for the Small/Mid Cap Growth Fund were as follows:
Fund	Purchases	Sales
Emerging Markets Growth Fund	3,495,322,912	3,516,198,886
Emerging Markets Small Cap Growth Fund	154,927,417	149,613,640
Emerging Markets Opportunities Fund	50,784,264	46,820,141
International Small Cap Growth Fund	246,191,156	278,597,825
Micro Cap Growth Fund	361,302,198	458,127,057
Small Cap Growth Fund	411,125,942	371,153,881
Small/Mid Cap Growth Fund	18,221,234	7,114,532
Event Driven Fund	126,233,339	118,962,666
The Funds had no purchases and sales of U.S. government obligations for the period January 1, 2020, through December 31, 2020.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

E. CAPITAL SHARE TRANSACTIONS
For the years ended December 31, 2020 and 2019, transactions in capital shares (authorized shares unlimited) were as follows:
	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Emerging Markets Opportunities Fund
	2020	2019	2020	2019	2020	2019
Fund
Shares issued	—	—	2,543,003	874,262	1,794,696	920,608
Shares reinvested	—	—	24,896	14,891	75,459	37,514
Shares redeemed	—	—	(2,203,816)	(4,849,550)	(1,630,784)	(873,645)
Net increase (decrease)	—	—	364,083	(3,960,397)	239,371	84,477
Investor Class
Shares issued	3,204,978	2,872,532	—	—	—	—
Shares reinvested	465,885	172,532	—	—	—	—
Shares redeemed	(6,122,971)	(6,094,234)	—	—	—	—
Net increase (decrease)	(2,452,108)	(3,049,170)	—	—	—	—
Institutional Class
Shares issued	8,365,858	7,006,838	—	—	—	—
Shares reinvested	590,331	174,824	—	—	—	—
Shares redeemed	(5,376,101)	(4,277,922)	—	—	—	—
Net increase (decrease)	3,580,088	2,903,740	—	—	—	—
Total net increase (decrease)	1,127,980	(145,430)	—	—	—	—

	International Small Cap Growth Fund		Micro Cap Growth Fund		Small Cap Growth Fund
	2020	2019	2020	2019	2020	2019
Fund
Shares issued	3,883,897	4,710,527	3,395,804	5,178,977	—	—
Shares reinvested	1,581,466	169,235	2,060,912	2,292,488	—	—
Shares redeemed	(8,019,361)	(6,242,924)	(9,518,280)	(10,513,427)	—	—
Net increase (decrease)	(2,553,998)	(1,363,162)	(4,061,564)	(3,041,962)	—	—
Investor Class
Shares issued	—	—	—	—	692,425	526,045
Shares reinvested	—	—	—	—	68,699	42,020
Shares redeemed	—	—	—	—	(281,205)	(505,115)
Net increase (decrease)	—	—	—	—	479,919	62,950
Institutional Class
Shares issued	—	—	—	—	6,900,456	3,970,530
Shares reinvested	—	—	—	—	828,350	599,613
Shares redeemed	—	—	—	—	(4,491,029)	(4,651,842)
Net increase (decrease)	—	—	—	—	3,237,777	(81,699)
Total net increase (decrease)	—	—	—	—	3,717,696	(18,749)

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Small/Mid Cap Growth Fund	Event Driven Fund
	2020	2020	2019
Fund
Shares issued	1,246,622	6,365,985	3,126,556
Shares reinvested	11,603	325,090	181,217
Shares redeemed	(394,737)	(2,509,836)	(2,468,451)
Net increase (decrease)	863,488	4,181,239	839,322
Investor Class
Shares issued	—	—	—
Shares reinvested	—	—	—
Shares redeemed	—	—	—
Net increase (decrease)	—	—	—
Institutional Class
Shares issued	—	—	—
Shares reinvested	—	—	—
Shares redeemed	—	—	—
Net increase (decrease)	—	—	—
Total net increase (decrease)	—	—	—
F. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2020, the Funds held restricted securities as denoted on the Schedule of Investments.
G. LINE OF CREDIT
The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%, or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds. The Micro Cap Growth Fund utilized the line of credit during the periods June 25, 2020, to June 26, 2020, and September 10, 2020, to September 11, 2020. For the period June 25, 2020, to June 26, 2020, the average daily loan balance outstanding on days where borrowings existed was $7,000,000 and the weighted average interest rate was 1.58%. For the period September 10, 2020 to September 11, 2020, the average daily loan balance outstanding on days where borrowings existed was $15,000,000 and the weighted average interest rate was 1.75%. The interest expense, which is included on the Statements of Operations, was $1,036 for the Micro Cap Growth Fund.
H. FOREIGN INVESTMENT RISKS
To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.
I. REDEMPTION FEES
Certain Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

J. SUBSEQUENT EVENTS
Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Driehaus Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Driehaus Mutual Funds (the "Trust") (comprising of Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Driehaus Mutual Funds at December 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, inconformity with U.S. generally accepted accounting principles.
Individual fund constituting the Driehaus Mutual Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund Driehaus Emerging Markets Small Cap Growth Fund Driehaus International Small Cap Growth Fund Driehaus Micro Cap Growth Fund Driehaus Event Driven Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Driehaus Emerging Markets Opportunities Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and the period from April 10, 2017 (commencement of operations) through December 31, 2017

Driehaus Small Cap Growth Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and the period from August 21, 2017 (commencement of operations) through December 31, 2017

Driehaus Small/Mid Cap Growth Fund	For the period May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit

Report of Independent Registered Public Accounting Firm — (Continued)

of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians, agent banks, others and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Driehaus investment companies since 2002.
Chicago, Illinois
February 25, 2021

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2020:
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1963	Trustee and President	Since Dec. 2020 Since Feb. 2020	President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.
Independent Trustees:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chair	Since 1996 Since 2014	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None.
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee and Vice Chair	Since 2012 Since June 2020	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Retired; Consultant, Great Lakes Advisors, Inc. from January 2020 to December 2020; Relationship Manager, Great Lakes Advisors, Inc. through December 2019.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. 1987 to 2014.	Independent Trustee, Brighthouse Funds Trust I and Brighthouse Funds Trust II, each from April 2018 to August 2019.

* Mr. Weber became President on February 24, 2020 and a Trustee on December 3, 2020. Mr. Weber is an “interested person” of the Trust and the Adviser, as defined in the 1940 Act, because he is an officer of the Adviser.

Number of portfolios in complex overseen by all Trustees is eight.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since Feb. 2020	President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of the Adviser since February 2020, Chief Financial Officer and Treasurer of the Adviser since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Driehaus Securities LLC since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of the Adviser since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Todd M. Young 333 South Wabash Avenue Chicago, IL 60604 YOB: 1983	Secretary	Since August 2020	Senior Consultant of the Northern Trust Company since July 2019; Associate Director and Fund Accounting and Regulatory Policies Manager of UBS Asset Management (Americas) Inc. from December 2017 to July 2019; Senior Accountant of William Blair & Company from May 2015 to December 2017.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since August 2020	Director of Fund Administration of the Advisor since August 2014.
Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019	Assistant Secretary of the Adviser since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017.
The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2020.
Actual Expenses
The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Emerging Markets Growth Fund — Investor Class
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,319.10	$7.58
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.60	$6.60

Emerging Markets Growth Fund — Institutional Class
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,320.10	$6.59
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.46	$5.74

Fund Expense Examples (unaudited) — (Continued)

Emerging Markets Small Cap Growth Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,301.20	$8.39
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.85	$7.35

Emerging Markets Opportunities Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,282.40	$5.74
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.11	$5.08

International Small Cap Growth Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,363.20	$7.19
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.05	$6.14

Micro Cap Growth Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,579.20	$9.14
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.05	$7.15

Small Cap Growth Fund — Investor Class
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,487.70	$7.69
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.95	$6.24

Fund Expense Examples (unaudited) — (Continued)

Small Cap Growth Fund — Institutional Class
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,490.70	$4.95
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.17	$4.01

Small/Mid Cap Growth Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,430.50	$5.80
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.36	$4.82

Event Driven Fund
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Six Months Ended December 31, 2020*
Actual	$1,000.00	$1,197.80	$8.67
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.24	$7.96
*    Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the half-year period. These amounts exclude the reduction in expenses for fees paid indirectly and may differ from the Fund’s annualized ratio shown in the Financial Highlights.

Emerging Markets Growth Fund – Investor Class	1.30%
Emerging Markets Growth Fund – Institutional Class	1.13%
Emerging Markets Small Cap Growth Fund	1.45%
Emerging Markets Opportunities Fund	1.00%
International Small Cap Growth Fund	1.21%
Micro Cap Growth Fund	1.41%
Small Cap Growth Fund – Investor Class	1.23%
Small Cap Growth Fund – Institutional Class	0.79%
Small/Mid Cap Growth Fund	0.95%
Event Driven Fund	1.57%

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2020
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The Funds designate the following amounts as a long-term capital gain distribution:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
$38,607,483	$—	$743,583	$19,239,957

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
$48,426,960	$19,232,110	$—	$2,388,109
For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
—%	63.85%	69.62%	100.00%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	18.30%
For taxable non-corporate shareholders, the following percentages of short-term capital gains represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
84.46%	—%	—%	76.91%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
2.46%	10.71%	3.45%	—%
For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
—%	—%	0.20%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	11.55%

Shareholder Information (unaudited) —

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.
Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2020, is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. The Funds’ Form NPORT is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete quarterly schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (DREGX/DIEMX), Driehaus Emerging Markets Small Cap Growth Fund (DRESX), Driehaus International Small Cap Growth Fund (DRIOX), Driehaus Micro Cap Growth Fund (DMCRX), Driehaus Small Cap Growth Fund (DVSMX/DNSMX), Driehaus Event Driven Fund (DEVDX) and Driehaus Emerging Markets Opportunities Fund (DMAGX) (each a “Fund” and collectively, the “Funds”) on September 10, 2020 for an additional one-year term ending September 30, 2021. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel in advance of September 10, 2020 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.
The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Broadridge Financial Solutions (“Broadridge”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”) and to each Fund’s primary benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for all the Funds for 1-year, 3-year and 5-year periods, as applicable, over the life of each applicable Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. With respect to Driehaus Event Driven Fund, the Board noted the Adviser’s statements that the Fund’s benchmark is more representative for long-only funds and that the HFRX Event Driven Index is more representative of Driehaus Event Driven Fund than its benchmark index. The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods, relative to the HFRX Event Driven Index and noted the Fund outperformed the HFRX Event Driven Index for the 3-and 5-year and year-to-date periods, but underperformed the HFRX Event Driven Index for the 1-year period. The Board also noted that the rolling performance information for Driehaus International Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund included the performance of each Fund’s predecessor limited partnership. Because the predecessor limited partnerships did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of such Funds’ longer-term performance information. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

As to the specific Funds, the Board considered that, as of June 30, 2020, Driehaus Emerging Markets Growth Fund’s (Investor Shares) performance was in the first quintile of its Performance Universe for each period reviewed (the first quintile being the best performers and the fifth quintile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 1-, 3-, 5- and 10-year periods. The Board further noted that, as of June 30, 2020, Driehaus Emerging Markets Growth Fund’s (Institutional Shares) performance was in the first quintile of its Performance Universe for the 1-year and since-inception periods (the Fund’s Institutional Shares inception date was July 17, 2017) and that Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its benchmark index for the 1-year and since-inception periods.
The Board considered that, as of June 30, 2020, although Driehaus Emerging Markets Small Cap Growth Fund’s performance was in the fourth quintile of its Performance Universe for the 5-year period, the Fund’s performance was in the first quintile of its Performance Universe for the 1- and 3-year and since-inception periods (the Fund’s inception date was August 22, 2011). In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for each period reviewed.
The Board considered that, as of June 30, 2020, Driehaus International Small Cap Growth Fund’s performance was in the first quintile of its Performance Universe for the since-inception period (the Fund’s inception date was September 17, 2007) and in the second quintile for the 1-, 3-, 5- and 10-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for each period reviewed.
The Board considered that, as of June 30, 2020, Driehaus Micro Cap Growth Fund’s performance was in the first quintile of its Performance Universe for the 1-, 3- and 5-year and since-inception periods (the Fund’s inception date was November 18, 2013). In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for each period reviewed.
The Board considered that, as of June 30, 2020, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) performance was in the first quintile of its Performance Universe for the 1-year and since-inception periods (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for the 1-year and since-inception periods.
The Board considered that, as of June 30, 2020, Driehaus Event Driven Fund’s performance was in the first quintile of its Performance Universe for the 1-, 3- and 5-year and since-inception periods (the Fund’s inception date was August 26, 2013). The Board noted that Driehaus Event Driven Fund underperformed its primary benchmark index, the S&P 500 Index, for each period reviewed. The Board considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S& P 500 Index, had been met for each of the 1- and 3-year periods.
The Board considered that, as of June 30, 2020, Driehaus Emerging Markets Opportunities Fund’s performance was in the first quintile of its Performance Universe for the 1- and 3- year and since-inception periods (the Fund’s inception date was April 10, 2017). The Board noted that Driehaus Emerging Markets Opportunities Fund outperformed its primary benchmark index, the MSCI Emerging Markets Index, for the 1- and 3-year and since-inception periods.
As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.
On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported renewal of the Advisory Agreement for each Fund.
Fees. The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of December 31, 2019 as compared to peer expense group information based on data compiled by Broadridge using data from Morningstar as of the most recent fiscal year end of each fund in the peer group (with the fifth quintile being the highest fee). The Board noted that Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) contractual management fee rate was in the first quintile of its peer group, that Driehaus Emerging Markets Small Cap Growth Fund’s, Driehaus Event Driven Fund’s and Driehaus Emerging Markets Opportunities Fund’s contractual management fee rates were in the second quintile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus International Small Cap Growth Fund’s contractual management fee rates were in the fourth quintile of their respective peer groups and Driehaus Micro Cap Growth Fund’s contractual management fee rate was in the fifth quintile of its peer group. In addition, the Board implemented a new advisory fee rate for the Driehaus Emerging Markets Small Cap Growth Fund, effective December 31, 2020, which lowered the Fund’s advisory fee rate from 1.15% to 1.10%, noting that the Fund’s advisory fee would rank in the 61st percentile of the Morningstar peer group as of September 30, 2020 and the change in fee would not diminish the quality or quantity of services the Adviser provides to the Fund.
The Board also considered that for the fiscal year ended December 31, 2019, Driehaus International Small Cap Growth Fund’s and Driehaus Emerging Markets Opportunities Fund’s total expense ratios were in the first quintile of their respective peer groups, Driehaus Emerging Markets Growth Fund’s (Investor Shares), Driehaus Emerging Markets Small Cap Growth Fund’s, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Event Driven Fund’s total expense ratios were in the second quintile of their respective peer groups, Driehaus Micro Cap Growth Fund’s total expense ratio was in the fourth quintile of its peer group and Driehaus Emerging Markets Growth Fund’s (Institutional Shares) total expense ratio was in the fifth quintile of its peer group. In addition, the Board considered the expense reimbursement arrangement with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) and Driehaus Emerging Markets Opportunities Fund. Effective on December 31, 2020, the Board reduced the Driehaus Emerging Markets Small Cap Growth Fund’s expense ratio from 1.45% to 1.24%, noting the new expense ratio would be in the 83rd percentile of the Morningstar peer group.
The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing or sub-advising the other accounts and mutual funds. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style in certain Funds. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $333,000 in directed brokerage credits during calendar year 2019, which were used to reduce expenses of the Funds.
On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.
Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund, Driehaus Small Cap Growth Fund and Driehaus Event Driven Fund), that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), served as distributor of the Funds during calendar year 2019 without compensation, and that DS LLC (through December 31, 2019) or the Adviser (after December 31, 2019) provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting Driehaus Emerging Markets Opportunities Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.
Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the current size of the Funds and the capacity constraints of their investment styles, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Advisory Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.
Other Benefits to the Adviser and its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to the Adviser (DS LLC prior to January 1, 2020) under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2020 and 2019, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $249,000 and $376,800, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2020 and 2019, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the registrant $95,750 and $113,375 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2020 and 2019, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2020 and 2019, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2020 and 2019, E&Y billed the registrant $95,750 and $113,375, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2020 and 2019, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, was filed as Exhibit 12(a)(1) to the registrant’s Form N-CSR, on March 2, 2012 (Accession No. 0001193125-12-093738), and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 3, 2021

By (Signature and Title)	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(principal financial officer)

Date	March 3, 2021

.